UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO.      )
Filed by the Registrant
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Filed by a Party other than the Registrant
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Summit Wireless Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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6840 Via Del Oro Ste. 280
San Jose, CA 95119
(408) 627-4716
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to Be Held on October 20, 2020
The Notice of Annual Meeting, Proxy Statement
and Annual Report on Form 10-K are available at:
https://ir.summitwireless.com/sec-filings

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 20, 2020
To the Stockholders of Summit Wireless Technologies, Inc.:
NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (“Annual Meeting”) of Summit Wireless Technologies, Inc., a Delaware corporation (the “Company”), will be held on October 20, 2020 at 1:00 p.m., Pacific Time, at the Company’s offices at 8875 NE Von Neumann Dr., Suite 100, Hillsboro, Oregon 97006 for the following purposes:
1. To elect eight (8) members of the Company’s board of directors (the “Board”), each to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”);
2. To consider and vote on a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal No. 2”);
3. To consider and vote on a proposal to adopt the Company’s 2020 Stock Incentive Plan (“Proposal No. 3”); and
4. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice. Only stockholders of record of the Company’s Common Stock and stockholders of record of the Company’s Series A 8% Senior Convertible Preferred Stock (“Series A Preferred Stock”) at the close of business on September 10, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.
All stockholders who are record or beneficial owners of the Company’s Common Stock and the Company’s Series A Preferred Stock on the Record Date are cordially invited to attend the Annual Meeting in person. Your vote is important regardless of the number of shares of Common Stock and/or Series A Preferred Stock that you own. Only record or beneficial owners of the Common Stock and/or Series A Preferred Stock as of the Record Date may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners also must provide evidence of stockholdings as of the Record Date, such as a recent brokerage account or bank statement.
Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted during the meeting. We urge you to promptly complete, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope in order to ensure representation of your shares of Common Stock and/or Series A Preferred Stock. It will help in our preparations for the Annual Meeting if you would check the box on the form of proxy if you plan on attending the Annual Meeting. You may also vote by proxy (i) via the Internet or (ii) by telephone using the instructions provided in the enclosed proxy card. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Please be advised that if you are not a record or beneficial owner of the Company’s Common Stock or the Company’s Series A Preferred Stock on the Record Date, you are not entitled to vote and any proxies received from persons who are not record or beneficial owners of the Company’s Common Stock or the Company’s Series A Preferred Stock on the Record Date will be disregarded.
San Jose, California	By Order of the Board of Directors,
September 11, 2020	/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer
Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), the Company is planning for the possibility that there may be limitations on attending the Annual Meeting in person, or the Company may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE VIA INTERNET OR BY TELEPHONE, OR BY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

OTHER BUSINESS	43
ADDITIONAL INFORMATION	43

ii

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
In this Proxy Statement, Summit Wireless Technologies, Inc., a Delaware corporation, is referred to as “Summit,” the “Company,” “we,” “us” and “our.”
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering (“IPO”) in July 2018; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the U.S. Securities and Exchange Commission (the “SEC”). Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”
Information Concerning the Proxy Materials and the Annual Meeting
Proxies in the form enclosed with this Proxy Statement are being solicited by our board of directors (the “Board”) for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m., Pacific Time, on October 20, 2020 at the Company’s offices at 8875 NE Von Neumann Dr., Suite 100, Hillsboro, Oregon 97006, and at any adjournment thereof. Your vote is very important. For this reason, our Board is requesting that you permit your common stock, par value $0.0001 per share (the “Common Stock”), and/or Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), to be represented at the Annual Meeting by the proxies named on the enclosed proxy card. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.
Voting materials, which include this Proxy Statement and the enclosed proxy card, will be first mailed to stockholders on or about September 21, 2020.
Only stockholders of record of our Common Stock and stockholders of record of our Series A Preferred Stock as of the close of business on September 10, 2020 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, 7,822,375 shares of Common Stock were issued and outstanding and 250,000 shares of Series A Preferred Stock were issued and outstanding. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them and holders of our shares of Series A Preferred Stock are entitled to one (1) vote for each share of Common Stock into which the Series A Preferred Stock is convertible, on an as converted basis. Stockholders may vote in person or by proxy, by (i) using the instructions provided in the enclosed proxy card to vote online via the Internet or by telephone or (ii) completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope; however, granting a proxy does not in any way affect a stockholder’s right to attend the Annual Meeting and vote in person. Any stockholder giving a proxy has the right to revoke that proxy by (i) filing a later-dated proxy or a written notice of revocation with us at our principal office at any time before the original proxy is exercised or (ii) attending the Annual Meeting and voting in person. Notwithstanding the foregoing or anything to the contrary contained herein, as a precaution due to the outbreak of the coronavirus (COVID-19), we are planning for the possibility that there may be limitations on attending the Annual Meeting in person, or we may decide to hold the Annual Meeting on a different date, at a different location or by means of remote communication (i.e., a “virtual meeting”).
Brett Moyer is named as attorney-in-fact in the proxy. Mr. Moyer is our Chairman and Chief Executive Officer. Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting, as described below under “Voting Procedures.” Where a vote has been specified in the proxy with respect to the matters identified in the Notice of the Annual Meeting, the shares represented by the proxy will be voted in accordance with those voting specifications. If no voting instructions are indicated, your shares will be voted as recommended by our Board on all matters, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote before the Annual Meeting.
The stockholders will consider and vote upon (i) a proposal to elect eight (8) members of our Board, each to serve until the 2021 Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal (“Proposal No. 1”); (ii) a proposal to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (“Proposal No. 2”); and (iii) a proposal to adopt our 2020 Stock Incentive Plan (“Proposal No. 3”). Stockholders also will consider and act upon such other business as may properly come before the Annual Meeting.
Voting Procedures and Vote Required
Mr. Moyer will vote all shares represented by properly executed proxies returned in time to be counted at the Annual Meeting. The presence, in person or by proxy, of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, in the aggregate, entitled to vote at the Annual Meeting is necessary to establish a quorum for the transaction of business. Your shares will be counted for purposes of determining if there is a quorum if (i) you are entitled to vote and you are present in person at the Annual Meeting; or (ii) you have properly voted by proxy online, by telephone, or by submitting a proxy card by mail. Shares represented by proxies which contain an abstention and “broker non-vote” shares (described below) are counted as present for purposes of determining the presence of a quorum for the Annual Meeting. The broker non-votes are counted because there are routine matters presented at the Annual Meeting.
All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies.
Vote Required for Election of Directors (Proposal No. 1).   Our certificate of incorporation, as amended (“Certificate of Incorporation”), does not authorize cumulative voting. Our bylaws (“Bylaws”) provide that directors are to be elected by a plurality of the votes of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
Vote Required for Ratification of Independent Registered Public Accounting Firm (Proposal No . 2).   Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Vote Required for Adoption of our 2020 Stock Incentive Plan (Proposal No. 3).   Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to adopt our 2020 Stock Incentive Plan.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals. Broker non-votes are not counted in tabulating the voting result for any particular proposal and shares that constitute broker non-votes are not considered entitled to vote.
The vote on each of Proposal No. 1 and Proposal No. 3 is considered “non-routine” and the vote on Proposal No. 2 is considered “routine.”
Abstentions are counted as “shares present” at the Annual Meeting for purposes of determining the presence of a quorum but are not counted in the calculation of the vote.
Votes at the Annual Meeting will be tabulated by one or more inspectors of election appointed by Brett Moyer, the Chairman and Chief Executive Officer.
Stockholders will not be entitled to dissenter’s rights with respect to any matter to be considered at the Annual Meeting.
Delivery of Documents to Stockholders Sharing an Address
We will send only one set of Annual Meeting materials and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Annual Meeting materials to a stockholder at a shared address to which a single copy of the Annual Meeting materials was delivered. You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Annual Meeting materials to us at Corporate Secretary, 6840 Via Del Oro, Suite 280, San Jose, California 95119, telephone: (408) 627-4716.
If multiple stockholders sharing an address have received one copy of the Annual Meeting materials or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of the Annual Meeting materials or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or by calling our principal executive offices.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of September 10, 2020, information regarding beneficial ownership of our capital stock by:
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each person, or group of affiliated persons, known by us to beneficially own more than 5% of each class of our equity securities;

•
each of our named executive officers;

•
each of our directors; and

•
all of our named executive officers and directors as a group.

All share and price per share information in this Security Ownership of Certain Beneficial Owners and Management section has been adjusted to reflect our one-for-twenty reverse stock split, effective on April 9, 2020.
The percentage ownership information shown in the table is based upon 7,822,375 shares of Common Stock and 250,000 shares of Series A Preferred Stock outstanding as of September 10, 2020. The percentage ownership information shown in the table excludes (a) shares of Common Stock to be issued upon exercise of warrants and pre-funded warrants to purchase an aggregate of up to 7,337,199 shares of Common Stock as of September 10, 2020, (b) 352 shares of restricted stock to be released to a terminated employee over the next 5 months pursuant to the terms of such employee’s restricted stock agreement, (c) 20,000 unvested deferred shares (the “Deferred Shares”) under our 2018 Long-Term Stock Incentive Plan (the “LTIP”), issued to Michael Howse, a member of our Board, pursuant to a Deferred Shares Agreement, entered into by and between the Company and Mr. Howse as of January 4, 2019 (the “Deferred Shares Agreement”), and (d) 12,500 shares of Common Stock issuable upon conversion of 250,000 shares of our Series A 8% Senior Convertible Preferred Stock (the “Series A Preferred Stock”) issued to Lisa Walsh on April 18, 2019. As of September 10, 2020, no holder of Series A Preferred Stock has converted its shares of Series A Preferred Stock into shares of Common Stock.
Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, including securities that are exercisable for shares of Common Stock within sixty (60) days of September 10, 2020. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown that they beneficially own, subject to community property laws where applicable.
For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons has the right to acquire within sixty (60) days of September 10, 2020 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares of Common Stock listed as beneficially owned does not constitute an admission of beneficial ownership. Unless otherwise identified, the address of each beneficial owner listed in the table below is c/o Summit Wireless Technologies, Inc., 6840 Via Del Oro, Suite 280, San Jose, CA 95119.
	Shares Beneficially Owned				% Total Voting Power(1)
	Common Stock		Series A Preferred Stock
5% or greater stockholders:	Shares	%	Shares	%
Hudson Bay Master Fund Ltd(2)	650,000	7.67%	—	—	7.66%
Lind Global Macro Fund, LP(3)	793,251	9.99%	—	—	9.99%
Intracoastal Capital LLC(4)	660,837	7.79%	—	—	7.77%
Lisa Walsh(5)	335,082	4.26%	250,000	100%	4.26%
Directors and executive officers
Brett Moyer(6)	40,293	*	—	—	*
Chief Executive Officer and Chairman
George Oliva(7)	19,924	*	—	—	*
Chief Financial Officer
Gary Williams(8)	13,781	*	—	—	*
Chief Accounting Officer and Vice President of Finance
Jonathan Gazdak(9)	14,822	*	—	—	*
Director
Dr. Jeffrey M. Gilbert(10)	5,250	*	—	—	*
Director
Michael Howse(11)	13,750	*	—	—	*
Director
Helge Kristensen(12)	12,598	*	—	—	*
Director
Lisa Cummins(13)	4,000	*	—	—	*
Director
Robert Tobias(14)	4,000	*	—	—	*
Director
Sriram Peruvemba(15)	4,000	—	—	—	—
Director
Directors and executive officers as a group
(10 persons)(16)	132,418	1.69%	—	—	1.69%

*
Less than 1%

(1)
Percentage of total voting power represents voting power with respect to all shares of our Common Stock and Series A Preferred Stock, which have the same voting rights as our shares of Common Stock. Holders of Common Stock are entitled to one (1) vote per share for each share of Common Stock held by them and holders of our shares of Series A Preferred Stock are entitled to one (1) vote for each share of Common Stock into which the Series A Preferred Stock is convertible, on an as converted basis.

(2)
The number of shares and percentage beneficially owned includes (i) warrants to purchase up to 100,000 shares of Common Stock issued to such stockholder in an underwritten public offering that we closed in April 2020 (the “April 2020 Offering”), (ii) warrants to purchase up to 275,000 warrant shares issued to such stockholder in an offering that we closed on June 8, 2020 (the “June 8th Offering”) and (iii) warrants to purchase up to 275,000 warrant shares issued to such stockholder in an offering that we closed on June 11, 2020 (the “June 11th Offering”). The number of shares beneficially owned by such stockholder is based on information provided in the most recent report filed with the SEC reporting its beneficial ownership of the Company’s shares of Common Stock.
Hudson Bay Capital Management LP, the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over the securities listed in the table above. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management LP. Each of Hudson Bay Master Fund Ltd. and Sander Gerber disclaims beneficial ownership over such securities. The business address of Hudson Bay Master Fund Ltd. is c/o Hudson Bay Capital Management LP, 777 3rd Avenue, 30th Floor, New York, NY 10017.
(3)
The number of shares and percentage beneficially owned includes (x) 675,173 shares of Common Stock, and (y) an aggregate of up to 118,078 shares of Common Stock issuable pursuant to the following warrants in any combination (or an aggregate of up to 119,465 shares of Common Stock issuable pursuant to the following warrants in any combination when determining total voting power) as a result of the triggering of the 9.99% beneficial ownership limitation provisions in each such warrant: (i) warrants to purchase up to 227,679 shares of Common Stock issued to such stockholder in a private placement offering that we closed in March 2020, (ii) warrants to purchase up to 140,000 shares of Common Stock issued to such stockholder in the April 2020 Offering, (iii) warrants to purchase up to 415,000 shares of Common Stock issued to such stockholder in the June 8th Offering and (iv) warrants to purchase up to 275,000 Warrant Shares issued to such stockholder in the June 11th Offering. Such number of shares of Common Stock does not take into account any beneficial ownership limitation provisions in such warrants listed above, which are not triggered based on the number of shares of Common Stock owned by such stockholder; excludes an aggregate of up to 939,601 shares of Common Stock (or 938,214 shares of Common Stock when determining total voting power) issuable pursuant to such warrants as a result of such beneficial ownership limitation provisions. The number of shares beneficially owned by such stockholder is based on information provided in the most recent report filed with the SEC reporting its beneficial ownership of the Company’s shares of Common Stock.

Lind Global Partners LLC is the general partner of Lind. Jeff Easton is the managing member of Lind Global Partners LLC. Each of Lind Global Partners LLC and Jeff Easton shares voting and dispositive power with respect to the securities listed in the table above held by Lind. Each of Lind Global Partners LLC and Jeff Easton disclaims beneficial ownership over such securities except to the extent of their respective pecuniary interest therein. The address of the principal business office of Lind Global Partners LLC is 444 Madison Ave, Floor 41, New York, NY 10022.
(4)
The number of shares and percentage beneficially owned includes (i) warrants to purchase up to 250,000 shares of Common Stock issued to such stockholder in the June 11th Offering as a result of the 9.99% beneficial ownership limitation provision in such warrant and (ii) an aggregate of up to 410,837 shares of Common Stock issuable pursuant to the following warrants in any combination as a result of the triggering of the 4.99% beneficial ownership limitation provisions in such warrants: (x) warrants to purchase up to 140,000 shares of Common Stock issued to such stockholder in the April 2020 Offering, and (y) warrants to purchase up to 275,000 shares of Common Stock issued to such stockholder in the June 8th Offering. Excludes an aggregate of up to 4,163 shares of Common Stock issuable to such stockholder pursuant to such warrants issued to such stockholder in the April 2020 Offering and the June 8th Offering as a result of 4.99% beneficial ownership limitation provisions in such warrants.

Mitchell P. Kopin and Daniel B. Asher, both of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities listed in the table above that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of such securities reported herein that are held by Intracoastal. The address of the principal business office of Intracoastal is 2211A Lakeside Drive, Bannockbum, IL 60015.
(5)
Includes (i) fully vested warrants to purchase 38,751 shares of Common Stock with exercise prices ranging from $15.80 to $39.60 per share and (ii) 12,500 shares of Common Stock based upon the assumed conversion of 250,000 shares of Series A Preferred Stock convertible into shares of our Common Stock at a price of $80.00 per share, subject to adjustment under the Certificate of Designations upon certain subsequent transactions and events described therein, and which price cannot be reduced below $30.00 per share. The number of shares beneficially owned by Ms. Walsh is based on information provided in the most recent report filed with the SEC reporting her beneficial ownership of the Company’s shares of Common Stock and shares of Series A Preferred Stock.
(6)
Includes (i) fully vested warrants to purchase 1,692 shares of Common Stock with exercise prices ranging from $15.80 to $90.00 per share and (ii) 14,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Moyer remains in the service of the Company on each such anniversary. Excludes 145,000 restricted stock units (“RSUs”) granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(7)
Includes 12,424 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Oliva remains in the service of the Company on each such anniversary. Excludes 61,824 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(8)
Includes (i) fully vested warrants to purchase 385 shares of Common Stock with exercise prices ranging from $15.80 to $90.00 per share and (ii) 5,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Williams remains in the service of the Company on each such anniversary. Excludes 31,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(9)
Includes (i) fully vested warrants to purchase 8,191 shares of Common Stock with exercise prices ranging from $66.00 to $125.00 per share and (ii) 2,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Gazdak remains in the service of the Company on each such anniversary. Excludes (i) warrants to purchase 2,041, 6,114, 3,750 and 4,553 shares of Common Stock, with exercise prices of $43.60, $33.20, $17.50 and $8.80, respectively, issued to Alexander Capital, L.P., of which Mr. Gazdak is managing director and the head of investment banking, and (ii) 10,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(10)
Includes 2,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Dr. Gilbert remains in the service of the Company on each such anniversary. Excludes 10,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(11)
Includes fully vested warrants to purchase 13,750 shares of Common Stock with an exercise price of $40.00 per share. Excludes (i) 20,000 Deferred Shares issued pursuant to the Deferred Shares Agreement that will vest immediately prior to a Fundamental Transaction (as defined in the Howse Agreement (see “Certain Relationships and Related Transactions”)) and (ii) 14,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(12)
Includes (i) 6,667 shares of Common Stock owned indirectly by Inizio Capital, (ii) 565 shares of Common Stock owned indirectly by Hansong Technology, (iii) fully vested warrants to purchase 48 shares of Common Stock at an exercise price of $108.00 per share owned indirectly by Hansong Technology, (iv) fully vested warrants to purchase 68 shares of Common Stock at an exercise price of $108.00 per share owned indirectly by Inizio Capital. Mr. Kristensen serves as a director of Inizio Capital and as a vice president of Hansong Technology, and therefore may have voting or investment power over such shares, and (v) 2,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Kristensen remains in the service of the Company on each such anniversary. Excludes 10,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.
(13)
Includes 2,750 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Ms. Cummins remains in the service of the Company on each such anniversary. Excludes 10,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below.

(14)
Includes 2,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Tobias remains in the service of the Company on each such anniversary. Excludes 10,000 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below. Mr. Tobias replaced Brian Herr as a director of the Company, effective February 10, 2020.

(15)
Consists of 4,000 restricted shares of Common Stock granted under the LTIP, which vest in equal installments on the first, second and third anniversaries of August 15, 2020, so long as Mr. Peruvemba remains in the service of the Company on each such anniversary. Excludes 7,250 RSUs granted under the Company’s 2020 Stock Incentive Plan, none of which vest within 60 days of September 10, 2020. For additional information related to the RSUs, see the section titled Adoption of the 2020 Stock Incentive Plan (Proposal No.3) below. Mr. Peruvemba replaced Sam Runco as a director of the Company, effective June 22, 2020.

(16)
See the information included in footnotes 6 through 15 above.

ELECTION OF DIRECTORS
(Proposal No. 1)
The following individuals have been nominated as members of our Board, each to serve until the 2021 Annual Meeting of Stockholders, until their successors are elected and qualified or until their earlier resignation or removal. Pursuant to our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present in person or represented by proxy at the Annual Meeting and voting on such matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.
Following is information about each nominee, including biographical data for at least the last five (5) years. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.
Name of Director	Age	Director Since
Brett Moyer	62	August 2010
Jonathan Gazdak	47	June 2015
Dr. Jeffrey M. Gilbert	48	April 2015
Helge Kristensen	59	August 2010
Michael Howse	57	April 2018
Lisa Cummins	50	June 2019
Robert Tobias	56	February 2020
Sriram Peruvemba	55	June 2020
Brett Moyer, Chief Executive Officer, President and Director and Chairman
Brett Moyer is a founding member of the Company and has served as the President and Chief Executive Officer of the Company and as a member of the Board since August 2010. From August 2002 to July 2010, Mr. Moyer served as president and chief executive officer of Focus Enhancements, Inc., a developer and marketer of proprietary video technology and UWB wireless chips. From February 1986 to May 1997, Mr. Moyer worked at Zenith Electronics Inc. a consumer electronic company, where he had most recently been the vice president and general manager of its Commercial Products Division. Between August 2017 and October 2019, Mr. Moyer served as a member of the board of directors of DionyMed Brands Inc., a company which operated a multi-state, vertically integrated operating platform that designs, develops, markets and sold a portfolio of branded cannabis products. From June 2016 to November 2018, Mr. Moyer served as a member of the board of directors of Alliant International University, a private university offering graduate study in psychology, education, business management, law and forensic studies, and bachelor’s degree programs in several fields. From 2003 to December 2015, he served as a member of the board of directors of HotChalk, Inc., a developer of software for the educational market. Mr. Moyer received a Bachelor of Arts in Economics from Beloit College in Wisconsin and a Master’s of Business Administration with a concentration in finance and accounting from Thunderbird School of Global Management.
Jonathan Gazdak, Director
Jonathan Gazdak has been a member of the Board since June 2015. Mr. Gazdak has served as managing director and the head of investment banking at Alexander Capital L.P., an investment banking firm based in New York, since April 2014, concentrating in the technology, digital media, media and entertainment industries, as well as specialty finance vehicles. He has worked on a broad range of transactions, including public equity and debt financings, restructurings, mergers and acquisitions and special-purpose acquisition company (“SPAC”) transactions. Prior to Alexander Capital L.P., Mr. Gazdak served as head of the technology group at Aegis Capital Corp., a mid-sized broker-dealer, from November 2011 to April 2014. While at Aegis Capital Corp., he helped companies complete over 40 public and private financings and merger and acquisition transactions. Prior to Aegis Capital Corp., from June 2009 to October 2011, Mr. Gazdak worked in the media and entertainment group at Oppenheimer & Co. Inc., an investment banking and financial services firm. Prior to his career in investment banking, Mr. Gazdak was an entrepreneur who owned and managed an international IT consulting and services firm for 10 years, selling it in 2005. From May 1996 to May 2006, Mr. Gazdak was a national board member and regional president of the TechServe Alliance, which promotes the growth of hundreds of IT-related business around the nation. Mr. Gazdak received his MBA from Columbia Business School with Beta Gamma Sigma honors and received a degree with honors in mechanical engineering from the University of Florida. The Company believes that Mr. Gazdak is qualified to serve on its board of directors because based on his deep experience as an entrepreneur as well as his broad experience in the finance and technology industries.
Dr. Jeffrey M. Gilbert, Director
Dr. Gilbert has been a member of the Board since April 2015. Dr. Gilbert has been working in the Research and Machine Intelligence and Project Loon teams at Google, Inc. since March 2014, and from January 2014 to March 2014, Dr. Gilbert worked for Transformational Technology Insights LLC, a consulting company, where he served as the sole principal. Previously, from May 2011 to December 2013, Dr. Gilbert was chief technology officer of Silicon Image, Inc., a leading provider of wired and wireless connectivity solutions. Dr. Gilbert was responsible for Silicon Image Inc.’s technology vision, advanced technology, and standards initiatives. Prior to joining Silicon Image Inc., Dr. Gilbert was chief technical officer of SiBEAM Inc., a fabless semiconductor company pioneering the development of intelligent millimeter wave silicon solutions for wireless communications, from May 2005 to May 2011. Before SiBEAM Inc., Dr. Gilbert served as director of algorithms and architecture and other engineering and management positions at Atheros Communications, a semiconductor developer, from May 2000 to May 2005, where he led the development of that company’s 802.11n, 802.11g, eXtended Range (“XR”), and Smart Antenna technologies. Dr. Gilbert received a Ph.D. in Electrical Engineering from the University of California Berkeley, an M.Phil. in Computer Speech and Language Processing from Cambridge University, and a B.A. in Computer Science from Harvard College. The Company believes that Dr. Gilbert is qualified to serve on its board of directors to advise the company on technology developments and management based on his long-standing experience in the wireless and technology industries.
Helge Kristensen, Director
Helge Kristensen has been a member of the Board since August 2010. Mr. Kristensen has held high level management positions in technology companies for the last 25 years and for the last 18 years, he has served as vice president of Hansong Technology, an original device manufacturer of audio products based in China, and as president of Platin Gate Technology (Nanjing) Co. Ltd, a company with focus on service-branding in lifestyle products as well as pro line products based in China. Since August 2015, Mr. Kristensen has served as co-founder and director of Inizio Capital, an investment company based in the Cayman Islands. Mr. Kristensen has been involved in the audio and technology industries for more than 25 years. His expertise is centered on understanding and applying new and innovative technologies. He holds a master’s degree in Engineering and an HD-R, a graduate diploma, in Business Administration (Financial and Management Accounting) from Alborg University in Denmark. The Company believes that Mr. Kristensen is qualified to serve on its board of directors because of his technology and managerial experience as well has his knowledge of the audio industry.
Michael Howse, Director
Michael Howse has been a member of the Board since April 2018 and served as the Company’s Interim Chief Strategy Officer from November 2018 to July 2020. Mr. Howse has served as founder and general partner of Eleven Ventures since 2015, a venture capital firm focused on the consumer technology, digital gaming and VR/AR markets. Previously, from 2013 to 2014, Mr. Howse served as Advanced Micro

Devices, Inc.’s Corporate Vice President of New Ventures, where he was responsible for defining cloud GPU platforms and strategies. Prior, from 2008 to 2012, Mr. Howse served as chief executive officer and president of Bigfoot Networks, the creators of the Killer™ branded game networking technology, which was acquired by Qualcomm. Mr. Howse was integral in creating the 3D graphics category for mainstream consumers while serving in senior executive roles at Creative Labs, S3 and 3dfx Interactive. Mr. Howse received his undergraduate degree from UCLA in 1986 and completed the Executive MBA Program at Stanford University in 1995. Since 2013, he has served on the Executive Committee of the UCLA Venture Capital Fund and previously worked at U.S. Venture Partners from 2001 to 2003. Mr. Howse has received numerous industry awards, including “Marketer of the Year” from Marketing Computers Magazine/Brandweek, PC World’s “50 Best Products of All Time”, Fierce Wireless “Fierce 15” as well as an Academy of Interactive Arts & Sciences award for his pioneering work at Total Vision. He has also been a featured speaker at CES, E3, Churchill Club, Digital Hollywood, and Game Developers Conference (“GDC”) amongst others. The Company believes that Mr. Howse is qualified to serve on its board of directors because of his technology and managerial experience as well has his knowledge of the gaming industry.
Lisa Cummins, Director
Lisa Cummins has been a member of the Board since June 2019. Ms. Cummins currently serves as Chief Financial Officer and Chief Operating Officer for Ayar Labs, a venture backed startup that is developing an optical based “chiplet” to provide high speed, high density & low power to replace traditional electrical based input/output. She joined Ayar Labs in January 2019 after overseeing a successful sale of Penguin Computing, a private equity backed company, to Smart Global Holdings in June 2018. Prior to that, from May 2007 to October 2012, she served as Chief Financial Officer at Adept Technology, a Nasdaq publicly traded global robotics company, where she oversaw investor relations, led the Sarbanes-Oxley Act of 2002, as amended, compliance, completed multiple acquisitions, and secured bank and equity financing including a secondary public offering. Ms. Cummins brings over 25 years of experience as a growth-oriented financial executive in global high-tech organizations. Ms. Cummins is a certified public accountant, inactive, earned a Business Economics degree from the University of California Santa Barbara and a Masters in Business Administration from St. Mary’s College.
Robert Tobias, Director
Robert Tobias has been a member of the Board since February 2020. Mr. Tobias currently serves as CEO, Chairman and President of HDMI® Licensing Administrator Inc. where he has been the strategic force behind the licensing, enforcement, compliance and growth of HDMI technology around the world. Mr. Tobias leads efforts to promote the HDMI specification as the premier digital and audio interface to the consumer electronics, mobile, PC and entertainment industries. In addition, he oversees IP enforcement with 1700 HDMI licensees and partners responsible for the release of almost nine billion HDMI products worldwide, and as such brings a recognized level of expertise working with foreign regulatory channels, customs authorities, standards development organizations, media companies, etc., to grow the business and protect the HDMI brand. Prior to joining HDMI Licensing Administrator Inc., Mr. Tobias held the roles of President at MHL and Senior Director of Strategic Product Marketing and Business Development at Silicon Image. Mr. Tobias earned a Bachelor’s degree in Electrical Engineering from UC Davis, an MBA from Santa Clara University and sits on the UC Davis Engineering Faculty Dean’s Executive Committee. The Company believes that Mr. Tobias is qualified to serve on its board of directors based on his experience and leadership in the consumer electronics industry as well as his strong relationships with top consumer electronics brands in Asia.
Sriram Peruvemba, Director
Sriram Peruvemba has been a member of the Board since June 2020. He is the CEO of Marketer International Inc., a marketing services firm, a position he has held since July 2014. He is also a board member of Visionect d.o.o, an electronics hardware company in Slovenia, since September 2017. He served as Board Director and Chair of marketing for the Society for Information Display (SID) from August 2014 to July 2020. He was also a director of Quantum Materials Corp. from October 2015 to December 2016 and the CEO of the company from June 2016 to December 2016. Mr. Peruvemba was previously the Chief Marketing Officer at E Ink Holdings, where he played a major role in transforming the startup to a global company with a high valuation. With over 30 years of experience in the technology industry, Mr. Peruvemba has been an influential advocate in the advancement of electronic hardware technologies. He is an acknowledged expert on electronic displays, haptics, touch screens, electronic materials and related technologies; and consults, writes and presents on those subjects globally. Based in Silicon Valley, Mr. Peruvemba advises high tech firms in the US, Canada, and Europe. He received a bachelor’s degree in Engineering from Bangalore University, an MBA degree from Wichita State University and a post-graduate diploma in management from Indira Gandhi National Open University.
Required Vote
Our Certificate of Incorporation does not authorize cumulative voting. Our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present in person or represented by proxy at the Annual Meeting and voting on the matter. This means that the eight (8) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.
At the Annual Meeting a vote will be taken on a proposal to approve the election of the eight (8) director nominees.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ELECTION OF THE EIGHT (8) DIRECTOR NOMINEES.

CORPORATE GOVERNANCE
Board of Directors
The Board oversees our business affairs and monitors the performance of our management. In accordance with our corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials sent to them and by participating in Board and committee meetings. Our directors hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified or until their earlier resignation or removal, or if for some other reason they are unable to serve in the capacity of director.
Our Board currently consists of eight (8) members: Brett Moyer; Jonathan Gazdak; Dr. Jeffrey M. Gilbert; Helge Kristensen; Michael Howse; Lisa Cummins; Robert Tobias; and Sriram Peruvemba. All of our directors will serve until our next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal.
Director Independence
As our Common Stock is listed on the Nasdaq Capital Market, our determination of the independence of directors is made using the definition of “independent director” contained in Rule 5605(a)(2) of the Marketplace Rules of the Nasdaq Stock Market LLC (“Nasdaq”). Our Board affirmatively determined that Dr. Jeffrey M. Gilbert, Helge Kristensen, Sriram Peruvemba, Lisa Cummins and Robert Tobias are “independent directors,” as that term is defined in the Marketplace Rules of Nasdaq. Under the corporate governance rules of Nasdaq, our Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, our audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors. Upon our payment to Hansong Technology, which is an original device manufacturer of audio products based in China and which Mr. Kristensen has served as vice president of for the last 18 years, it is very likely that Mr. Kristensen would no longer meet the qualifications of an “independent director,” in which case our Board would replace Mr. Kristensen promptly on each committee with another independent director on the Board to comply with the independence requirements under the Nasdaq rules, in order to avoid being delisted.
The rules of Nasdaq require that each member of a listed company’s audit and compensation committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, our board of directors, or any other committee of our board of directors: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that the following members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director: Brett Moyer, Jonathan Gazdak and Michael Howse, and that other than such directors, each of these directors is “independent” as that term is defined under the listing requirements and rules of Nasdaq. In making this determination, our Board considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our Board has also determined that Messrs. Kristensen and Peruvemba satisfy the independence standards for the audit committee established by the listing standards of Nasdaq and

Rule 10A-3 of the Exchange Act. Our Board has determined that Mr. Kristensen and Dr. Gilbert satisfy the independence standards for the compensation committee established by the listing standards of Nasdaq and are “independent directors” for committee purposes (as determined under the listing standards of Nasdaq. However, upon our payment to Hansong Technology, as discussed above, it is very likely that Mr. Kristensen would no longer meet the qualifications of an “independent director,” in which case our Board would replace Mr. Kristensen promptly on each committee with another independent director on the Board to comply with the independence requirements under the Nasdaq rules, in order to avoid being delisted.
Board Meetings and Attendance
During fiscal year 2019, the Board held 10 physical/telephonic meetings. No incumbent director attended, either in person or via telephone, fewer than 75% of the aggregate of all meetings of the Board and the committees of the Board, for which at the time of the meeting they were a member of the Board, except for Brian Herr and Sam Runco who attended less than 75% of the meetings of the Board. The Board also approved certain actions by unanimous written consent.
Annual Meeting Attendance
The Company held its 2019 Annual Meeting of Stockholders on December 19, 2019, which was attended by Brett Moyer, Lisa Cummins and Jonathan Gazdak.
Stockholder Communications with the Board
Stockholders wishing to communicate with the Board, the non-management directors, or with an individual Board member may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Brett Moyer, Chief Executive Officer, Summit Wireless Technologies, Inc., 6840 Via Del Oro Ste. 280, San Jose, CA 95119. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.
Board Committees
Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Each committee has a charter, which is available on our website at https://ir.summitwireless.com/governance-docs. Information contained on our website is not incorporated herein by reference. Each of the Board’s committees has the composition and responsibilities described below. As of September 10, 2020, the members of these committees are:
Audit Committee — Lisa Cummins*(1), Sriram Peruvemba(2) and Helge Kristensen
Compensation Committee — Helge Kristensen*, Robert Tobias(3), Dr. Jeffrey M. Gilbert
Nominating and Corporate Governance Committee — Helge Kristensen*, Robert Tobias(3), Sriram Peruvemba(2)

*
Indicates Committee Chair

(1)
Audit Committee Financial Expert. Ms. Cummins replaced Sam Runco as a member of the Audit Committee in June 2019.

(2)
Mr. Peruvemba replaced Sam Runco as a member of the Nominating and Corporate Governance Committee, effective June 22, 2020, as a result of Mr. Runco’s resignation as a director. Mr. Peruvemba joined the Audit Committee in June 2020.

(3)
Mr. Tobias replaced Brian Herr as a member of the Compensation Committee and the Nominating and Corporate Governance Committee, effective February 10, 2020, as a result of Mr. Herr’s resignation as a director.

Audit Committee
We have an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of our Audit Committee are Lisa Cummins, Sriram Peruvemba and Helge Kristensen. Ms. Cummins and Messrs. Peruvemba and Kristensen are “independent” within the meaning of Rule 10A-3 under the Exchange Act and the Marketplace Rules of the Nasdaq Stock Market. Our Board has determined that Ms. Cummins shall serve as the “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. In addition, Ms. Cummins serves as Chairperson of our Audit Committee.
The Audit Committee oversees our corporate accounting and financial reporting process and oversees the audit of our consolidated financial statements and the effectiveness of our internal control over financial reporting. The responsibilities of the Audit Committee include, among other matters:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our consolidated financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent registered public accounting firm, our interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our policies on risk assessment and risk management;

•
reviewing related party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal control procedures, any material weaknesses with such procedures, and any steps taken to deal with such material weaknesses when required by applicable law; and

•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

In 2019, the Audit Committee held one (1) telephonic meeting at which all of the members of the then current Audit Committee were present, except for Mr. Runco, to review and approve the filing of the Company’s Quarterly Report on 10-Q for the quarter ended March 31, 2019. In addition, Mr. Gary Williams held separate virtual meetings with (a) each of Messrs. Herr and Kristensen to review and approve the filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, and (b) all of the members of the then current Audit Committee to review and approve the filing of the Company’s Quarterly Report on 10-Q for the quarters ended June 30, 2019 and September 30, 2019.
The Audit Committee operates under a written charter adopted by the Board that satisfies the applicable standards of Nasdaq.
On March 23, 2020, we notified Nasdaq that the Company is relying on the “Cure Period” set forth in Listing Rule 5605(c)(4)(B) to regain compliance with the audit committee composition requirement. Effective February 10, 2020, Brian Herr, a former director of the Company and member of the Audit Committee, resigned from the Board On June 24, 2020, with the addition of Sri Peruvemba to the Audit Committee, which became effective on June 22, 2020, Nasdaq notified us that it has determined that we are in compliance with the Audit Committee Rule and the matter has been closed.
Compensation Committee
The members of our Compensation Committee are Helge Kristensen, Robert Tobias and Dr. Jeffrey M. Gilbert. Messrs. Kristensen, Tobias and Gilbert are “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market. However, upon our payment to Hansong Technology, as discussed above, it is very likely that Mr. Kristensen would no longer meet the qualifications of an “independent director,” in which case our Board would replace Mr. Kristensen promptly on this Compensation Committee with another independent director on the Board to comply with the independence requirements under the Nasdaq rules, in order to avoid being delisted. In addition, each member of our Compensation Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. Our Compensation Committee assists the Board in the discharge of its responsibilities relating to the compensation of the members of the Board and our executive officers. Mr. Kristensen serves as Chairman of our Compensation Committee.
The Compensation Committee’s compensation-related responsibilities include, among other matters:
•
reviewing and approving, or recommending that our Board approve, the compensation of our executive officers;

•
reviewing and recommending to our Board the compensation of our directors;

•
reviewing and approving, or recommending that our Board approve, the terms of compensatory arrangements with our executive officers;

•
administering our stock and equity incentive plans;

•
reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans; and

•
reviewing and establishing general policies relating to compensation and benefits of our employees and reviewing our overall compensation philosophy.

In 2019, the Compensation Committee held two (2) meetings at which all of the members of the then current Compensation Committee were present, except for Brian Herr who was unable to attend one meeting. Mr. Moyer, our Chief Executive Officer and Chairman of the Board, does not participate in the determination of his own compensation or the compensation of directors. However, he makes recommendations to the Compensation Committee regarding the amount and form of the compensation of the other executive officers and key employees, and he often participates in the Compensation Committee’s deliberations about such persons’ compensation. George Oliva, our Chief Financial Officer, assists the Compensation Committee in its deliberations regarding executive officer, director and employee compensation. No other executive officers participate in the determination of the amount or the form of the compensation of executive officers or directors. The Compensation Committee does not utilize the services of an independent compensation consultant to assist in its oversight of executive and director compensation. On January 30, 2018, the Board adopted a written charter for the Compensation Committee.
Nominating and Corporate Governance Committee
The members of our Nominating and Corporate Governance Committee are Robert Tobias, Helge Kristensen and Sriram Peruvemba. Messrs. Tobias, Kristensen and Peruvemba are “independent” within the meaning of the Marketplace Rules of the Nasdaq Stock Market. However, upon our payment to Hansong Technology, as discussed above, it is very likely that Mr. Kristensen would no longer meet the qualifications of an “independent director,” in which case our Board would replace Mr. Kristensen promptly on this Nominating and Corporate Governance Committee with another independent director on the Board to comply with the independence requirements under the Nasdaq rules, in order to avoid being delisted. In addition, each member of our Nominating and Corporate Governance Committee qualifies as a “non-employee director” under Rule 16b-3 of the Exchange Act. The purpose of the Nominating and Corporate Governance Committee is to recommend to the Board nominees for election as directors and persons to be elected to fill any vacancies on the Board, develop and recommend a set of corporate governance principles and oversee the performance of the Board. Mr. Kristensen serves as Chairman of our Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•
identifying, evaluating and selecting, or recommending that our Board approves, nominees for election to our Board and its committees;

•
evaluating the performance of our Board and of individual directors;

•
considering and making recommendations to our Board regarding the composition of our Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of our corporate governance practices and reporting;

•
developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•
overseeing an annual evaluation of the board’s performance.

Our Nominating and Governance Committee strives for a Board composed of individuals who bring a variety of complementary skills, expertise or background and who, as a group, will possess the appropriate skills and experience to oversee our business. The diversity of the members of the Board relates to the selection of its nominees. While the Committee considers diversity and variety of experiences and viewpoints to be important factors, it does not believe that a director nominee should be chosen or excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee for recommendation to our Board, our Nominating and Governance Committee focuses on skills, expertise or background that would complement the existing members on the Board. Accordingly, although diversity may be a consideration in the Committee’s process, the Committee and the Board do not have a formal policy regarding the consideration of diversity in identifying director nominees.
When the Nominating and Governance Committee has either identified a prospective nominee or determined that an additional or replacement director is required, the Nominating and Governance Committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the Board or management. In its evaluation of director candidates, including the members of the Board eligible for re-election, the Nominating and Governance Committee considers a number of factors, including: the current size and composition of the Board, the needs of the Board of Directors and the respective committees of the Board, and such factors as judgment, independence, character and integrity, age, area of expertise, diversity of experience, length of service and potential conflicts of interest.
The Nominating and Governance Committee of the Board selects director nominees and recommends them to the full Board. In relation to such nomination process, the Nominating and Governance Committee:
•
determines the criteria for the selection of prospective directors and committee members;

•
reviews the composition and size of the Board and its committees to ensure proper expertise and diversity among its members;

•
evaluates the performance and contributions of directors eligible for re-election;

•
determines the desired qualifications for individual directors and desired skills and characteristics for the Board;

•
identifies persons who can provide needed skills and characteristics;

•
screens possible candidates for Board membership;

•
reviews any potential conflicts of interests between such candidates and the Company’s interests; and

•
shares information concerning the candidates with the Board and solicits input from other directors.

The Nominating and Governance Committee has specified the following minimum qualifications that it believes must be met by a nominee for a position on the Board: the highest personal and professional ethics and integrity; proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment; skills that are complementary to those of the existing Board; the ability to assist and support management and make significant contributions to our success; the ability to work well with the other directors; the extent of the person’s familiarity with the issues affecting our business; an understanding of the fiduciary responsibilities that are required of a member of the Board; and the commitment of time and energy necessary to diligently carry out those responsibilities. A candidate for director must agree to abide by our Code of Ethics and Conduct.
After completing its evaluation, the Nominating and Governance Committee makes a recommendation to the full Board as to the persons who should be nominated to the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.
Our Board does not have a policy with regard to the consideration of director candidates recommended by stockholders, but would consider candidates recommended by stockholders. Our Board does not have such a policy because we do not reasonably expect to receive any director candidates recommended by stockholders based on past meetings. In the case of director candidates recommended by stockholders, our board of directors would evaluate such candidates using the factors described above.
In 2019, the Nominating and Corporate Governance Committee held one (1) meeting at which all of the members of the then current Nominating and Corporate Governance Committee were present.
Family Relationships
There are no relationships between any of the officers or directors of the Company.
Involvement in Certain Legal Proceedings
In 2015, Quantum3D, Inc. (“Quantum3D”), a company of which Mr. Williams had been serving as chief financial officer, as a result of his prior experience in corporate restructuring, was placed into an assignment for the benefit of creditors. Mr. Williams continued to serve as chief financial officer during Quantum3D’s restructuring and negotiated sale in September 2016.
On October 29, 2019, DionyMed Brands Inc., a British Columbia company which Mr. Moyer had been serving as a director, was placed in receivership and Mr. Moyer resigned.
Other than the foregoing, to the best of our knowledge, none of our directors or executive officers has, during the past ten (10) years:
•
been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•
had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two (2) years prior to that time;

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or his association with persons engaged in any such activity;

•
been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•
been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•
been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.
Leadership Structure of the Board
The Board does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Mr. Moyer is both the Chief Executive Officer and Chairman of the Board.
Director Nomination Procedures
There have been no material changes to the procedures by which security holders may recommend nominees to the Board.
Risk Oversight
The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs, and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. As set forth in the Company’s insider trading policy, which was adopted by the Board on July 19, 2018, the Company strongly discourages insiders, including the Company’s employees, including officers or directors, or any of their designees, from engaging in any hedging transactions involving (i) Company securities acquired under employee benefit plans or (ii) Company securities required to be held under stock ownership guidelines. Any person wishing to enter into such an arrangement must first pre-clear the proposed transaction with our Chief Financial Officer. Any request for pre-clearance of a hedging or similar arrangement must be submitted to our Chief Financial Officer at least two (2) weeks prior to the proposed execution of documents evidencing the proposed transaction.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees and officers, including those officers responsible for financial reporting. We have also adopted a code of business conduct and ethics that applies to our directors. Both codes of business conduct and ethics are available on our website at https://ir.summitwireless.com/governance-docs. The information contained in or accessible through the foregoing website is not incorporated herein by reference and is intended for informational purposes only. We intend to disclose any amendments to such codes, or any waivers of its requirements, on our website to the extent required by applicable SEC rules and Nasdaq requirements.

DIRECTOR COMPENSATION
The table below sets forth the compensation paid to our directors during the fiscal year ended December 31, 2019. All share amounts give effect to a one-for-twenty reverse stock split effective on April 9, 2020.
Director	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation	Total
Lisa Cummins	$—	$15,250	$—		$15,250(2)
Jonathan Gazdak	$—	$15,250	$—		$15,250(3)
Dr. Jeffrey M. Gilbert	$—	$15,250	$—		$15,250(4)
Helge Kristensen	$—	$15,250	$—		$15,250(5)
Sam Runco	$—	$15,250	$—		$15,250(6)
Brian Herr	$—	$15,250	$—		$15,250(7)
Michael Fazio	$—	$—	$—	$	—(8)
Michael Howse	$—	$—	$—	$	—(9)

(1)
Represents 1,250 shares of restricted Common Stock granted to each non-employee director, except for Mr. Fazio who resigned on June 19, 2019, which vest in equal installments on the first, second and third anniversaries of September 1, 2019, based upon the closing market price of $12.20 for the Common Stock on December 31, 2019. Amounts reported in this column do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock award to purchase a share of Common Stock granted to the Company’s directors during the fiscal year ended December 31, 2019, as computed in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 718. The calculation of the 2019 amounts are based on the fair market value of the shares of restricted Common Stock granted to such directors as of December 31, 2019. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
As of December 31, 2019, Ms. Cummins beneficially owned 1,250 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(3)
As of December 31, 2019, Mr. Gazdak beneficially owned 2,500 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(4)
As of December 31, 2019, Mr. Gilbert beneficially owned 2,500 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(5)
As of December 31, 2019, Mr. Kristensen beneficially owned 2,500 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(6)
As of December 31, 2019, Mr. Runco beneficially owned 2,500 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(7)
As of December 31, 2019, Mr. Herr beneficially owned 1,250 shares of Common Stock issued as stock awards and did not have any outstanding option awards.

(8)
As of December 31, 2019, Mr. Fazio beneficially owned 364 shares of Common Stock issued as stock awards and did not have any outstanding option awards. Mr. Fazio resigned as a director of the Company effective June 19, 2019.

(9)
As of December 31, 2019, Mr. Howse beneficially owned no shares of Common Stock issued as stock awards and did not have any outstanding option awards.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
Our executive officers are:
Name	Age	Position
Brett Moyer	61	President, Chief Executive Officer and Chairman
George Oliva	58	Chief Financial Officer and Secretary
Gary Williams	53	Chief Accounting Officer and VP of Finance
Biographical information about Brett Moyer appears above on page  9.
George Oliva, Chief Financial Officer
Mr. Oliva has served as Secretary and Chief Financial Officer since September 9, 2019. Mr. Oliva has been a partner at Hardesty, LLC, an executive officer consulting service provider, since May 2019, through which he provides financial consulting services to public and private companies nationwide. From June to September 2019, Mr. Oliva was interim CFO of Full Spectrum Analytics, a scientific instruments business, where he facilitated a sale transaction to a private equity firm. From August 2018 to April 2019, Mr. Oliva served as Interim Chief Financial Officer of SpineEx, Inc., a California-based medical equipment manufacturer, where he was responsible for managing the company’s financial, human resource and information technology departments. From June 2018 to August 2018, he served as Vice President of Finance of GameWorks, a family entertainment chain, where he developed a plan to restructure the company’s business in connection with an acquisition by a lender. From March 2017 to June 2018, Mr. Oliva served as controller for Eva Automation, an audio company, where he implemented purchase accounting in connection with a $180 million acquisition. From August 2016 to March 2017, Mr. Oliva served as Interim Vice President of Finance of PDF Solutions, Inc., a multinational software and engineering services company, where he managed the company’s financial and accounting departments. From March 2014 to June 2016, Mr. Oliva served as corporate controller of Tegile Systems, a California-based manufacturer of flash storage arrays. Prior to 2014, Mr. Oliva served as the Interim Chief Financial Officer and Vice President of Finance and as corporate controller for various other companies in California. Mr. Oliva was the CFO of Penguin Computing from 2009 through 2013, where he played a leading role in guiding them through a period of rapid growth, twice making the Silicon Valley Business Journal’s list of fastest growing private companies. Prior to Penguin, he was the CFO of StorCard and of Hammer Storage Solutions, both in the data storage industry. Mr. Oliva was also world-wide Operations Controller for Conner Peripherals and Read-Rite where he was responsible for business planning, product cost, and financial analysis for multiple international locations, both having over a billion in annual revenue. Mr. Oliva began his career with Arthur Andersen & Co., the leading public accounting firm at the time. Mr. Oliva is a certified public accountant, inactive, and holds a B.S. in Business Administration from the Walter A. Haas School of Business of the University of California, Berkeley.
Gary Williams, Chief Accounting Officer and Vice President of Finance
Gary Williams has served as Chief Accounting Officer since September 9, 2019 and as Vice President of Finance since the Company’s founding in August 2010. Mr. Williams previously served as Secretary and Chief Financial Officer since the Company’s founding in August 2010 until September 9, 2019. In addition, Mr. Williams served as the Chief Financial Officer of Quantum3D, Inc., a training and simulation technology company, from November 2012 to September 2016. Prior to joining the Company, Mr. Williams served as secretary, vice president of finance and chief financial officer of Focus Enhancements Inc., a developer and marketer of proprietary video technology, from January 2001 to July 2010, when the videography and semiconductor businesses of the company were purchased by VITEC Multimedia, Inc. and the Company, respectively. Mr. Williams served as controller, vice president of finance, chief financial officer and secretary of Videonics Inc., a publicly traded company in the consumer electronics business, from February 1995 to January 2001, when Videonics merged with Focus Enhancements, Inc. From July 1994 to January 1995, Mr. Williams served as controller for Western Micro Technology, a publicly traded company in the electronics distribution business. From January 1990 to June 1994, Mr. Williams worked in public accounting for Coopers & Lybrand LLP. Mr. Williams is a certified public accountant, inactive, and received a Bachelor’s Degree in Business Administration, with an emphasis in Accounting, from San Diego State University.

EXECUTIVE OFFICER COMPENSATION
Summary Compensation Table for Fiscal Years 2019 and 2018
The following table sets forth all plan and non-plan compensation for the last two completed fiscal years paid to all individuals who served as the Company’s principal executive officer or acted in a similar capacity and the Company’s two other most highly compensated executive officers during the last completed fiscal year, as required by Item 402(m)(2) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). We refer to all of these individuals collectively as our “Named Executive Officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Brett Moyer President and Chief Executive Officer	2019	$335,000	$—	$134,646	—	—	$469,646
	2018	$299,566	$38,493	$405,035	—	—	$743,093(3)
Gary Williams Chief Accounting Officer and VP of Finance	2019	$250,000	$—	$63,943	—	—	$313,943
	2018	$228,365	$94,486	$262,479	—	—	$585,330(4)
George Oliva Chief Financial Officer and Secretary	2019	$67,306	$—	$142,500	—	—	$209,806(5)
	2018	$—	$—	$—	—	—	$—

(1)
Amounts reported in this column do not reflect the amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock award to purchase a share of common stock granted to the named executive officers during the fiscal years ended December 31, 2019 and 2018, as computed in accordance with FASB ASC 718. The calculation of the 2018 amounts are based on the fair market value of the shares of restricted common stock granted to such officers as of the date of grant. The calculation of the 2019 amounts are based on the fair market value of the shares of restricted common stock granted to such officers as of December 31, 2019. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(2)
In connection with the termination of the Carve-Out Plan and the approval of the LTIP on January 31, 2018, we issued 22,250 shares of restricted common stock, after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020, to our named executive officers, whose proceeds under the Carve-Out Plan were vested as of that date (the “January 2018 Restricted Stock Grant”). See also “Executive Officer Compensation — Non-Equity Incentive Plans”. Such shares were issued to such officers on January 31, 2018, and were released in three equal tranches on September 1, 2018, March 1, 2019 and September 1, 2019. The amounts listed in this column for the fiscal year ended December 31, 2018 reflect the total value of such shares issued on January 31, 2018.

(3)
During the year ended December 31, 2018, Mr. Moyer’s voluntary reduced compensation continued through June 4, 2018, reducing his total 2018 salary to $299,566 instead of $335,000.

(4)
During the year ended December 31, 2018, Mr. Williams’ voluntary reduced compensation continued through June 4, 2018, reducing his total 2018 salary to $228,365 instead of $250,000.

(5)
Reflects all compensation received by Mr. Oliva between September 9, 2019, the date of his appointment as Chief Financial Officer of the Company, through December 31, 2019.

Executive Employment Agreements and Arrangements
Brett Moyer
We are party to an employment agreement with Brett Moyer, which we assumed on or about August 1, 2010 and which was amended in 2011. Pursuant to such agreement, Mr. Moyer agreed to serve as our Chief

Executive Officer and President in consideration for an annual cash salary, which was set at $335,000 for the years ended December 31, 2019 and 2018. During the year ended December 31, 2018, Mr. Moyer’s voluntary reduced compensation continued through June 4, 2018, reducing his total 2018 salary to $299,566 instead of $335,000. Mr. Moyer received a salary of $335,000 with a bonus of $0 and a salary of $299,566 with a bonus of $38,493 for the fiscal years ended December 31, 2019 and 2018, respectively, but he did not have a target bonus for such fiscal years under his employment agreement. For additional information on the amounts paid to Mr. Moyer during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Moyer’s employment agreement, if he is terminated “without cause”, as defined in such agreement, he is entitled to receive 12 months of salary and all options held will immediately vest and become exercisable. Additionally, in the event that Mr. Moyer’s contract is not renewed, he shall receive 12 months of his then current salary. Such agreement provides for incentive bonuses as determined by the Board, and employee benefits, including health and disability insurance, in accordance with our policies, and shall automatically renew for successive one-year terms, unless terminated by either party 30 days prior to the end of the then current term.
George Oliva
In connection with his appointment as the Company’s Chief Financial Officer and Secretary, the Company and Mr. Oliva executed an amended and restated offer letter, dated October 4, 2019 (the “Offer Letter”), setting forth the terms of Mr. Oliva’s employment with the Company. The Offer Letter does not provide for a specified term of employment and Mr. Oliva’s employment is on an at-will basis, subject to the payment of severance in certain circumstances as described below.
Pursuant to the Offer Letter, Mr. Oliva receives an annual base salary of $250,000 and is eligible to participate in the Company’s discretionary and non-discretionary bonus programs.
Additionally, pursuant to the Offer Letter and as a material inducement to Mr. Oliva’s acceptance of employment with the Company, the Company issued Mr. Oliva 7,500 shares of restricted Common Stock of the Company, after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020 (the “Stock Award”). The Stock Award was approved by the compensation committee of the Board and such shares were issued in accordance with Nasdaq Listing Rule 5635(c)(4) outside of the LTIP. Pursuant to the Offer Letter, such shares will vest equally over a period of four years, with the first tranche to vest on September 1, 2020, and in the event that Mr. Oliva is (i) terminated without cause within one year of a change in control of the Company (defined as over a 50% change in ownership of the Company) or (ii) his role is diminished as a result of such change in control, all incentive equity compensation granted to him will fully accelerate and vest, and he will receive as severance (i) all cash bonuses due to him under the Company’s incentive plans, prorated as of the effective date of termination, and (ii) an additional six months of base salary and benefits
Gary Williams
We are party to an employment agreement with Gary Williams, which we assumed on or about August 1, 2010 and which was amended in 2011. Pursuant to such agreement, Mr. Williams agreed to serve as our Executive Vice President of Finance and Chief Financial Officer in consideration for an annual cash salary, which was set at $250,000 for the years ended December 31, 2019 and 2018. Mr. William’s target bonus was $75,000 for the fiscal years ended December 31, 2019 and 2018, however on September 7, 2019, this changed to $37,500 for the fiscal year ended December 31, 2019 in connection with Mr. Williams appointment to Chief Accounting Officer. Mr. Williams received $250,000 with a bonus of $0 and $228,365 with a bonus of $94,486 for the years ended December 31, 2019 and 2018, respectively. For additional information on the amounts paid to Mr. Williams during such periods, refer to the footnotes of the Summary Compensation Table above. Pursuant to Mr. Williams’ employment agreement, if he is either terminated “without cause” or in the event of a “change in control”, as defined in such agreement, he is entitled to 12 months of salary, payment of prorated bonus amounts and all stock and options held will immediately vest and become exercisable. Such agreement provides for bonuses, as determined by our Board, and employee benefits, including health and disability insurance, in accordance with our policies and automatically renews for consecutive one-year terms, unless terminated by either party 90 days prior to the end of the then current term. Effective September 9, 2019, Gary Williams was succeeded by George Oliva as Chief Financial

Officer, Mr. Williams assumed the role of Chief Accounting Officer and continues to serve as Vice President of Finance. Upon assuming the role of Chief Accounting Officer, Mr. Williams’ employment agreement was amended to state that if he is either terminated “without cause” or in the event of a “change in control”, as defined in such agreement, he is entitled to six months of salary.
Other Compensation
Other than as described above, there were no post-employment compensation, pension or nonqualified deferred compensation benefits earned by our Named Executive Officers during the year ended December 31, 2019. We do not have any retirement, pension or profit-sharing programs for the benefit of our directors, officers or other employees. The Board may recommend adoption of one or more such programs in the future.
Outstanding Equity Awards as of December 31, 2019
The following table provides information regarding the unexercised warrants to purchase Common Stock and stock awards held by each of our named executive officers. All share amounts and per share prices give effect to a one-for-twenty reverse stock split effective on April 9, 2020:
	Option/Warrant Awards				Stock Awards
Name	Number of Securities underlying Unexercised Options and Warrants (#) Exercisable	Number of Securities underlying Unexercised Options and Warrants (#) Unexercisable	Option/ Warrant Exercise Price ($/Sh)	Option/ Warrant Expiration Date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Brett Moyer	156	—	$90.00	3/31/2021	7,087(2)	$86,457(2)	—	$—
	156	—	$90.00	6/30/2021
	453	—	$15.80	2/28/2023
	232	—	$60.00	6/27/2023
	695	—	$60.00	7/25/2023
Gary Williams	103	—	$90.00	3/31/2021	3,365(3)	$41,058(3)	—	$—
	103	—	$90.00	6/30/2021
	179	—	$15.80	11/30/2022
George Oliva	—	—	—	—	7,500(4)	$91,500(4)	—	$—

(1)
Market value based upon the closing market price of $12.20 for the Common Stock on December 31, 2019.

(2)
Mr. Moyer was granted 7,086 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of September 1, 2019. Subsequent to December 31, 2019, the Company accelerated the vesting dates for all of such shares to July 27, 2020.

(3)
Mr. Williams was granted 3,365 shares of restricted Common Stock, which vest in equal installments on the first, second and third anniversaries of September 1, 2019. Subsequent to December 31, 2019, the Company accelerated the vesting dates for all of such shares to July 27, 2020.

(4)
Mr. Oliva was granted 7,500 shares of restricted Common Stock, which vest in equal installment on the first, second, third and fourth anniversaries of September 1, 2019. Subsequent to December 31, 2019, the Company accelerated the vesting dates for all of such shares to July 27, 2020.

Equity Incentive Plans
On January 30, 2018, the Board approved the establishment of the LTIP. The LTIP is intended to enable the Company to continue to attract able directors, employees, and consultants and to provide a means whereby those individuals upon whom the responsibilities rest for successful administration and management of the Company, and whose present and potential contributions are of importance, can acquire and maintain Common Stock ownership, thereby strengthening their concern for the Company’s welfare. The aggregate maximum number of shares of Common Stock (including shares underlying options) that may be issued under the LTIP pursuant to awards of Restricted Shares or Options will be limited to 15% of the outstanding shares of Common Stock, which calculation shall be made on the first trading day of each new fiscal year; provided that, in any year no more than 8% of the Common Stock or derivative securitization with Common Stock underlying 8% of the Common Stock may be issued in any fiscal year. For fiscal year 2018, up to 15,000 shares of Common Stock, after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020, were initially available for participants under the LTIP, which shares were granted outside the LTIP’s first year share availability pool. For fiscal year 2019, up to 115,245 shares of Common Stock, after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020, were available for participants under the LTIP. The number of shares of Common Stock that are the subject of awards under the LTIP which are forfeited or terminated, are settled in cash in lieu of shares of Common Stock or in a manner such that all or some of the shares covered by an award are not issued to a participant or are exchanged for awards that do not involve shares will again immediately become available to be issued pursuant to awards granted under the LTIP. If shares of Common Stock are withheld from payment of an award to satisfy tax obligations with respect to the award, those shares of Common Stock will be treated as shares that have been issued under the LTIP and will not again be available for issuance under the LTIP.
In connection with the termination of the Carve-Out Plan and the approval of the LTIP on January 31, 2018, the Company issued 64,223 and 7,656 shares of restricted common stock, each after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020, to certain of its employees and directors, respectively, whose proceeds under the Carve-Out Plan were vested as of that date (the “January 2018 Restricted Stock Grant”). Such shares were issued to such persons on January 31, 2018, and were to be released in three equal tranches on September 1, 2018, March 1, 2019 and September 1, 2019. As of December 31, 2019, all of the shares of such restricted common stock were released, with an additional 1,056, after giving effect to a one-for-twenty reverse stock split effective on April 9, 2020, shares to be released to a terminated employee in three equal tranches over the next 14 months pursuant to the terms of such employee’s restricted stock agreement.
The January 2018 Restricted Stock Grant and the LTIP were approved by a majority of the Company’s stockholders on January 31, 2018.
Non-Equity Incentive Plans
On January 30, 2018, the Company terminated the Company’s Carve-Out Plan. Prior to its cancellation, our employees and directors of the Company were entitled to participate in the Carve-Out Plan at the discretion of the Company’s Board. Each Carve-Out Plan participant was awarded points which entitled that participant to a portion of the proceeds payable to the Company and/or its members upon a sale of the Company. The proceeds payable to a Carve-Out Plan participant were equal to an amount determined in accordance with the following formula: (number of points held by participant divided by total points outstanding) multiplied by 18% of Net Sale Price. For this purpose, “Net Sale Price” equaled the aggregate amount payable to the Company and/or its members in connection with a sale of the Company less all amounts payable to creditors of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Other than compensation arrangements for our directors and executive officers, the following is a summary of transactions since the years ended December 31, 2018 and 2019 to which we have been a party in which the amount involved exceeded the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at year-end for the last three completed fiscal years, and in which any of our then directors, executive officers or holders of more than 5% of any class of our stock at the time of such transaction, or any members of their immediate family, had or will have a direct or indirect material interest. See also “Executive Compensation” in this proxy statement for additional information regarding compensation of related parties.
All share and price per share information in this section has been adjusted to reflect our one-for-twenty reverse stock split, effective on April 9, 2020.
Warrant Amendment and Exercise Agreements
Between September 25, 2019 and October 8, 2019, the Company and certain holders, including Brett Moyer, Gary Williams, Jonathan Gazdak, each of the Medalist Funds (as defined below) and Lisa Walsh (each a “Holder” and collectively, the “Holders”), of the Company’s common stock purchase warrants, with exercise prices between $60.00 and $108.00 (collectively, the “Original Warrants”), including the Company’s Series D common stock purchase warrants, Series F common stock purchase warrants (the “Series F Warrants”) and Series G common stock purchase warrants (the “Series G Warrants”), entered into Warrant Amendment and Exercise Agreements (the “Warrant Amendment Agreements”), pursuant to which the Company agreed to reduce the exercise price of each Original Warrant to $16.00 (the “Reduced Exercise Price”), and for each Original Warrant exercised by a Holder at the Reduced Exercise Price, the Company agreed to reduce the exercise price of Original Warrants to purchase up to an equivalent number of shares of Common Stock (the “Amended Warrants”) to $15.80 (the “Amended Exercise Price”). The Company entered into Warrant Amendment Agreements with 32 Holders, under which Original Warrants were exercised for a total of 56,420 shares of Common Stock and the Company received gross proceeds of $903,000. Remaining Original Warrants for 69,071 shares of Common Stock had their exercise price adjusted to the Amended Exercise Price of $15.80.
Additionally, pursuant to the Warrant Amendment Agreements, the Company agreed to prepare and file with the SEC, as soon as practicable, but in no event later than November 4, 2019 (as extended by the Settlement Agreements (as defined below) to November 18, 2019), a registration statement on Form S-3 to register all shares of Common Stock received by the Holders upon exercise of any Warrant (as defined in the Warrant Amendment Agreements) and all shares of Common Stock underlying the Original Warrants (as defined in the Warrant Amendment Agreements) (such issued and underlying shares, the “Resale Shares”). On December 3, 2019, the Company filed a prospectus to its Registration Statement on Form S-3 (Registration No. 333-234787) for the registration of the Resale Shares.
From November 3, 2019 to November 6, 2019, the Company entered into settlement agreements (each a “Settlement Agreement” and collectively, the “Settlement Agreements”) with each of the Holders (other than the Medalist Funds (as defined herein), whose Settlement Agreement is described below) pursuant to which the Company agreed to issue such Holders an aggregate of 7,648 additional shares of common stock, with such shares meant to compensate such Holders for the difference between the Amended Exercise Price and the lower priced shares that were offered to investors in connection with the Company’s earlier registered direct offering of an aggregate of 125,000 shares of Common Stock, priced at $14.00 per share, that the Company closed on October 16, 2019 (the “Registered Direct Offering”). In addition, pursuant to the Settlement Agreements, the Company and the Holders agreed to extend the date by which the Company would file a registration statement on Form S-3 to register all of the Resale Shares from November 4, 2019 to November 18, 2019.
Brett Moyer
Mr. Moyer has served as the Company’s President, Chief Executive Officer and a Board member since the Company’s founding in August 2010.

In December 2016, Mr. Moyer extinguished secured promissory notes of the Company, consisting of an aggregate principal amount of $135,704, a promissory note of the Company in the principal amount of $50,000 and $69,290 of reimbursable expense reports, and invested the aggregate sum of $269,091 in the Company’s Series D convertible note (the “Series D Notes”) financing. In connection with the Series D Convertible Notes financing, the Company also issued Mr. Moyer a warrant to purchase 453 shares of common stock at an exercise price of $108.00. In connection with the extension of the maturity date of such Series D Convertible Note to June 30, 2018, the number of warrants granted to Mr. Moyer in connection with such financing was doubled, or increased by 453, effective February 28, 2018.
In April 2018, the Company issued Mr. Moyer a $62,500 Series G 20% Original Issue Discount Senior Secured Promissory Note, as amended (a “Series G Note”), in consideration for $50,000 of expenses incurred by Mr. Moyer. In June 2018, in consideration for extending the maturity date of the Series G Note, Mr. Moyer was granted a warrant to purchase 232 shares of common stock. In July 2018, in consideration for extending the maturity date of the Series G Note and agreeing to make the note convertible, Mr. Moyer was granted a warrant to purchase 695 shares of common stock. On July 25, 2018, in connection with the Company’s IPO, $537,336 of principal under convertible promissory notes, and all accrued interest, was automatically converted into a total of 7,895 shares of common stock and the warrants issued in connection with the Series G Notes now have an exercise price of $60.00.
On October 7, 2019, Mr. Moyer entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Moyer exercised Original Warrants for a total of 453 shares of Common Stock and the Company received proceeds of $7,246. On November 3, 2019, Mr. Moyer entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Moyer 65 additional shares of Common Stock.
Gary Williams
Mr. Williams has served as the Company’s Chief Accounting Officer since September 2019, as the Company’s VP of Finance since August 2010 and previously served as the Company’s Chief Financial Officer from August 2010 to September 2019.
On October 7, 2019, Mr. Williams entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Williams exercised Original Warrants for a total of 179 shares of Common Stock and the Company received proceeds of $2,862. On November 3, 2019, Mr. Williams entered in a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Williams 26 additional shares of Common Stock.
Michael Fazio
Mr. Fazio is the chairman of MARCorp Financial LLC, a private equity firm located in Illinois, of which MARCorp Signal, LLC is a wholly-owned subsidiary. Mr. Fazio previously served as a member of the Board, which tenure commenced on May 2017 and ended on June 19, 2019. Pursuant to a settlement agreement that the Company entered into with MARCorp Signal, LLC on July 25, 2018, a warrant to purchase an aggregate of 24,394 shares of Common Stock was issued to MARCorp Signal, LLC, and following the Company’s IPO, the exercise price of the warrants issued in connection with the Series E Convertible Note (defined below) became $60.00.
Jonathan Gazdak
Mr. Gazdak is Managing Director — Head of Investment Banking for Alexander Capital, L.P. (“Alexander”), an investment banking firm based in New York. Mr. Gazdak has been a member of the Board since June 2015. Alexander Capital, L.P. has acted as the lead investment bank in a number of the Company’s private financings and as an underwriter for the Company’s IPO.
The Company signed an engagement letter with Alexander Capital, L.P. in August of 2014 (“August 2014 Engagement Letter”), under which Alexander Capital, L.P. earned a fee on total investments by their clients. Alexander Capital, L.P. earned fees of $321,300 and $0 for the years ended December 31, 2018 and 2019, respectively, under the August 2014 Engagement Letter. In connection with the August 2014 Engagement

Letter, which was terminated immediately prior to the IPO, Alexander Capital, L.P. has been issued warrants to purchase a total of 29,420 shares of Common Stock, exercisable at prices between $66.00 and $108.00 per share and for five years from the date of issuance.
Pursuant to the underwriting agreement entered into between the Company and Alexander Capital, L.P. in connection with the IPO (the “Underwriting Agreement”), Alexander Capital, L.P. was paid a cash fee of $900,000, as well as a non-accountable expense allowance of $120,000 and reimbursements of $100,000. Pursuant to the Underwriting Agreement, the Company issued Alexander Capital, L.P. a warrant to purchase 3,600 shares of Common Stock. Such warrant is exercisable at a per share price of $125.00 and is exercisable at any time during the five-year period commencing 180 days from the effective date of the IPO, which period shall not exceed five years from such effective date.
On July 25, 2018, in connection with the Company’s IPO, $21,176 of principal under convertible promissory notes, and all accrued interest, were automatically converted into a total of 283 shares of Common Stock.
On April 4, 2019, the Company signed another engagement letter with Alexander Capital, L.P. under which Alexander Capital, L.P. earns a fee on total investments by its clients. In connection with the issuance of the initial tranche of the Series A Preferred Stock, Alexander Capital, L.P. earned a fee of $80,000 and the Company agreed to issue it a warrant to purchase 2,041 shares of Common Stock. Such warrant is exercisable at a per share price of $43.60 and is exercisable at any time during the five-year period commencing 180 days from the effective date of the issuance of such Common Stock, which period shall not exceed five years from such effective date.
On April 17, 2019, the Company entered into an underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of 203,787 shares of Common Stock, pursuant to which Alexander Capital, L.P. was paid cash fees of $406,554 as well as a non-accountable expense allowance of $54,207 and reimbursements of $100,000 and pursuant to which the Company agreed to issue a warrant to purchase 6,114 shares of Common Stock. Such warrant is exercisable at a per share price of $33.20 and is exercisable at any time during the five-year period commencing 180 days from the effective date of the issuance of such Common Stock, which period shall not exceed five years from such effective date.
On October 16, 2019, the Company entered into another underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of up to an aggregate of 125,000 shares of Common Stock, pursuant to which Alexander Capital, L.P. was paid cash fees of $131,250 as well as a non-accountable expense allowance of $17,500 and reimbursements of $43,750 and pursuant to which the Company agreed to issue a warrant to purchase 3,750 shares of Common Stock. Such warrant is exercisable at a per share price of $17.50 and is exercisable at any time during the five-year period commencing one year from the effective date of the issuance of such stock, which period shall not exceed five years from such effective date.
On October 7, 2019, Mr. Gazdak entered into a Warrant Amendment Agreement with the Company, as described above. Mr. Gazdak exercised Original Warrants for a total of 157 shares of Common Stock and the Company received proceeds of $2,510. On November 6, 2019, Mr. Gazdak entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company issued Mr. Gazdak 23 additional shares of Common Stock. In connection with the Company’s entry in the Warrant Amendment Agreements, Alexander Capital, L.P. was paid a cash fee of $51,374.
On February 6, 2020, the Company entered into another underwriting agreement with Alexander Capital, L.P. in connection with an offering by the Company of up to an aggregate of $835,000 of the Company’s securities, pursuant to which Alexander Capital, L.P. was paid cash fees of $83,000 and pursuant to which the Company agreed to issue to Alexander Capital, L.P. a warrant to purchase 4,553 shares of Common Stock. Such warrant is exercisable at a per share price of $8.80 and is exercisable at any time during the five-year period commencing on the date of issuance.
On May 14, 2020, the Company entered into a settlement agreement and release (the “Settlement Agreement”) with Alexander, pursuant to which, in consideration for Alexander releasing the Company from (a) all claims against the Company arising out of an engagement agreement, dated February 6, 2020, that the Company entered into with Alexander, other than indemnification for certain third-party claims and

(b) any further obligations to provide Alexander with a preferential right to participate as an underwriter or placement agent in future offerings, the Company agreed to (i) pay Alexander a one-time cash payment of $125,000 and (ii) issue to Alexander 50,000 shares of the Company’s Common Stock (“Settlement Shares”). In connection with the Settlement Agreement, on May 14, 2020, the Company also entered into a leak-out agreement with Alexander (the “Leak-Out Agreement”), pursuant to which Alexander is not permitted to sell more than 5,000 shares of Common Stock in any trading day, commencing on May 14, 2020 (the date of the Leak-Out Agreement) and ending on the date on which Alexander no longer holds any Settlement Shares. The Settlement Shares were issued at a price of $2.32 per Share pursuant to a prospectus supplement and accompanying base prospectus relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-233433).
Helge Kristensen
In February 2016, Inizio Capital an investment company based in the Cayman Islands, for which Mr. Kristensen serves as a director, loaned the Company $50,000 under a convertible promissory note (the “Inizio Note”). On July 25, 2018, in connection with the Company’s IPO, the Inizio Note and all accrued interest, were automatically converted into a total of 1,397 shares of common stock.
In August 2019, the Company issued a $360,000 purchase order to Hansong Technology. Pursuant to such purchase order, the Company will pay $360,000 to Hansong Technology for the purchase of certain products. Additionally, Hansong Technology purchased $63,523 of the Company’s modules pursuant to purchase orders issued in 2019, with $22,923 received by the Company in 2019 and the remaining amount expected to be received in 2020.
Michael Howse
The Company is party to an agreement with Michael Howse, dated April 6, 2018, as amended effective as of December 27, 2018 (the “Howse Agreement”), pursuant to which Mr. Howse was appointed interim role as chief strategy officer on an “at-will” basis in consideration for a monthly cash salary as well as (i) a warrant to purchase 5,500 shares of our common stock, exercisable at a per share price of $40.00 and which vested monthly over a nine-month period and which fully vested on January 6, 2019 and (ii) a warrant to purchase 8,250 shares of our common stock, exercisable at a per share price of $40.00, which shall vest, so long as Mr. Howse continues to serve as interim chief strategy officer and/or as a member of our Board, (x) as to 5,500 shares of common stock upon the achievement of a significant milestone and (y) as to 2,750 shares of common stock upon the achievement of an additional significant milestone. The foregoing exercise prices are subject to adjustment as provided in each warrant. Pursuant to the Howse Agreement, such warrants shall fully vest on the earlier of (1) immediately prior to a Fundamental Transaction, as defined in such agreement, (2) Mr. Howse’s removal from our Board for any reason other than his resignation, his intentional illegal conduct or gross misconduct, or his conviction for any felony, theft, embezzlement or violent crime. In addition, pursuant to the Howse Agreement, we also agreed to appoint Mr. Howse to our Board, where he may only be removed for cause, or his termination or resignation.
Under the Howse Agreement, if the Company raises capital in one or more financings from certain pre-approved strategic investors, or is acquired by a third-party during the period that Mr. Howse serves as interim chief strategy officer (or within six months thereafter), he will receive a percentage cash bonus concurrently with the closing of such transaction based on the amount raised or consideration paid for the Company, as applicable, (A) which bonus doubles in the event that the Company does not incur an amount equal to 2% or more of the Consideration (as defined in the Howse Agreement) in fees to any investment bank in connection with such transaction, if such transaction is a Fundamental Transaction (such fees, “General Expenses”), and (B) 50% of which bonus may be paid as a convertible note or preferred equity with the same terms as the other participants in such transaction, if such transaction is a financing. Pursuant to the Howse Agreement, we may terminate Mr. Howse at any time, with or without cause, upon 90 days’ prior written notice. Such agreement provides for Company-sponsored benefits in accordance with our policies. Pursuant to the Howse Agreement, effective November 1, 2018, Mr. Howse was placed on our payroll and is now considered a part-time Company employee.
In connection with the Howse Agreement, the Company is also party to the Deferred Shares Agreement, pursuant to which the Company granted Mr. Howse up to 20,000 Deferred Shares under the LTIP. Pursuant to such agreement, if a Fundamental Transaction has not occurred within 180 days of the earlier of the date on which Mr. Howse no longer serves (i) as our interim chief strategy officer or (ii) on our Board, all of the Deferred Shares shall be forfeited and Mr. Howse will have no further rights to such shares. Pursuant to such agreement, the Deferred Shares shall vest immediately prior to a Fundamental Transaction, and the number of Deferred Shares that shall vest is based on the Consideration paid for the Company in such transaction, which number of Deferred Shares that shall vest to double in the event that the Company does not incur General Expenses.
Brian Herr
Mr. Herr is the Chief Investment Officer and Co-Head of Structured Credit and Asset Finance for the Medalist Partners platform (f/k/a Candlewood Structured Strategy Funds) and serves as a partner and co-portfolio manager for each of the Medalist Partners Harvest Master Fund, Ltd. and Medalist Partners Opportunity Master Fund A, LP (collectively, the “Medalist Funds”). He is a former director of the Company who resigned from the Board effective February 10, 2020. Mr. Herr was granted a seat on the Board pursuant to a securities purchase agreement, dated as of November 30, 2017, between the Company and the Medalist Funds, pursuant to which the Company also issued to the Medalist Funds an aggregate of $2,000,000 Series F Convertible Notes and warrants to purchase an aggregate of 11,112 shares of our common stock which are exercisable for a price of $72.00 per share. In addition, between April 20, 2018 and June 29, 2018, the Company issued an aggregate of $2,437,500 of Series G Convertible Notes to the Medalist Funds and warrants to purchase an aggregate of 9,029 shares of our common stock. In July 2018, in consideration for extending the maturity date of the Series G Convertible Notes and agreeing to make the note convertible, the Medalist funds were granted a warrant to purchase 27,084 shares of common stock. On July 25, 2018, in connection with the Company’s IPO, $3,950,000 of principal under convertible promissory notes, and all accrued interest, were automatically converted into a total of 97,518 shares of common stock and the exercise price of the warrants issued in connection with the Series G Notes became $60.00.
In addition, on October 8, 2019, each of the Medalist Funds entered into a Warrant Amendment Agreement with the Company, as described above. In connection with and prior to the Warrant Amendment Agreement that each of the Medalist Funds entered into, the Company also executed Amendment No. 1 to the Series F Warrants held by each of the Medalist Funds (the “Series F Warrant Amendment”), pursuant to which each such Series F Warrant was further amended to add, among other things, fundamental transaction and subsequent rights offerings provisions as well as a 9.99% beneficial ownership limitation (the “Beneficial Ownership Limitation”).
Pursuant to Warrant Amendment Agreements that were entered into with each of the Medalist Funds, with respect to the Series F Warrants and Series G Warrants, if the exercise of an Original Warrant at the Reduced Exercise Price would cause each of the Medalist Funds to exceed the Beneficial Ownership Limitation, in lieu of receiving such number of shares of Common Stock in excess of the Beneficial Ownership Limitation, the Company will only issue such number of shares of Common Stock to each of the Medalist Funds as would not cause each of the Medalist Funds to exceed the maximum number of shares of Common Stock permitted under the Beneficial Ownership Limitation, and each of the Medalist Funds shall be issued, at an exercise price equal to the Reduced Exercise Price less $15.80 per share, pre-funded common stock purchase warrants covering such number of shares of Common Stock as would otherwise have been in excess of the Beneficial Ownership Limitation (the “Pre-Funded Warrants”). In connection with such exercises, the Medalist Funds were issued Pre-Funded Warrants to purchase an aggregate of 20,719 shares of Common Stock. The Company received aggregate gross proceeds of approximately $327,000 in connection with the Pre-Funded Warrants.
On November 4, 2019, the Company entered into a Settlement Agreement with the Medalist Funds, pursuant to which the Company agreed to pay the Medalist Funds an aggregate of $47,223 in cash, with such cash meant to compensate the Medalist Funds for the difference between the Amended Exercise Price and the lower priced shares of Common Stock that were offered to investors in connection with the Registered Direct Offering. In addition, pursuant to the Settlement Agreement, the Company and the Medalist Funds agreed to extend the date by which the Company would file a registration statement on Form S-3 to register all of the Resale Shares from November 4, 2019 to November 18, 2019.

Significant Stockholders
In January 2017, Carl E. Berg invested the aggregate sum of $300,000 in the Company’s Series D Convertible Note financing and was granted a warrant to purchase 1,961 shares of common stock at an exercise price of $108.00.
Effective February 28, 2018, Mr. Berg agreed to extend the maturity date of such note to June 30, 2018, which was later amended to extend the maturity date to July 25, 2018, and which accrued an additional 10% interest on the first day of every month, beginning March 1, 2018, so long as such note remained outstanding. In connection with the maturity date extension, Mr. Berg’s warrant to purchase 1,961 shares of common stock at an exercise price of $108.00 was doubled, or increased by 1,961. In addition, Mr. Berg agreed to extend the maturity date of his various other convertibles notes to June 30, 2018, which was later amended to extend the maturity date to July 25, 2018. In connection with the maturity date extensions, Mr. Berg received warrants to purchase a total of 1,299 shares of common stock at an exercise price of $108.00.
On July 25, 2018, in connection with the Company’s IPO, $1,479,412 of principal under convertible promissory notes, and all accrued interest, were automatically converted into a total of 23,235 shares of common stock.
In July 2017, Lisa Walsh invested an additional $360,000 in the Company’s Series D Convertible Note financing and received a warrant to purchase 2,353 shares of common stock at an exercise price of $108.00. Effective February 28, 2018, Ms. Walsh agreed to extend the maturity date of such note to June 30, 2018, which was later amended to extend the maturity date to July 25, 2018, and which accrued an additional 10% interest on the first day of every month, beginning March 1, 2018, so long as such note remained outstanding. In connection with the maturity date extension, the warrants granted to Ms. Walsh to purchase 5,621 shares of common stock at an exercise price of $108.00 was doubled, or increased by 5,621. In November 2017, Ms. Walsh invested $6,500,000 in the Company’s Series F Convertible Note financing and was issued warrants to purchase 36,112 shares of common stock at an exercise price of $108.00 per share.
In May 2018, Ms. Walsh participated in the Company’s Series G Convertible Notes offering and was issued a $312,500 Series G Convertible Note and a warrant to purchase 1,158 shares of common stock. In July 2018, in consideration for extending the maturity date of the Series G Convertible Notes and agreeing to make the note convertible, Ms. Walsh was granted a warrant to purchase 3,473 shares of common stock. On July 25, 2018, in connection with the Company’s IPO, $8,330,147 of principal under convertible promissory notes, and all accrued interest, were automatically converted into a total of 146,933 shares of common stock and the exercise price of the warrants issued in connection with the Series F and Series G Notes became $72.00 and $60.00, respectively.
On April 18, 2019, the Company entered into a Securities Purchase Agreement, dated as of April 18, 2019, with Ms. Walsh (the “Preferred SPA”), pursuant to which the Company issued 250,000 shares of its Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), which shares have a stated value of $4.00, grant holders the same voting rights as holders of our shares of Common Stock, and are convertible into shares of Common Stock at a price of $80.00 per share, which price cannot be reduced below $30.00, and which is subject to adjustment under the Certificate of Designations of the Preferences, Rights and Limitations of the Series A Preferred Stock upon certain subsequent transactions and events described therein, in consideration for $1,000,000 (the “Initial Tranche”). The Series A Preferred Stock may be issued in tranches of at least $500,000 and in an aggregate of up to $5,000,000. In connection with the Initial Tranche, the Company also issued to Ms. Walsh a warrant to purchase 12,756 shares of Common Stock, which is immediately exercisable, has a five-year life, has an exercise price of $39.60 and is subject to 4.99/9.99% blockers and to adjustment for stock dividends and splits. Pursuant to the Preferred SPA, holders of shares of the Series A Preferred Stock (i) have the right to require the Company to register the shares of Series A Preferred Stock as well as the shares of Common Stock underlying such shares and the warrant issued to Ms. Walsh within 180 days of the Closing Date (as defined in the Preferred SPA) on which purchasers have committed to purchase an aggregate of amount of Series A Preferred Stock with an aggregate stated value equal to or exceeding $1,000,000.
In connection with the October 16, 2019 Registered Direct Offering, Ms. Walsh purchased 50,000 shares of Common Stock at a price of $14.00 per share. The Company received proceeds of $700,000 from such purchase.

On October 7, 2019, Ms. Walsh entered into a Warrant Amendment Agreement with the Company, as described above. Ms. Walsh exercised Original Warrants for a total of 25,992 shares of Common Stock and the Company received proceeds of $415,862. On November 3, 2019, Ms. Walsh entered into a Settlement Agreement with the Company, as described above, pursuant to which the Company agreed to issue Ms. Walsh 3,714 additional shares of Common Stock.
Outstanding Equity Grants to Directors and Executive Officers
We have granted warrants and restricted shares to our certain of our directors and executive officers. For more information regarding the warrants and stock awards granted to our directors and named executive officers, see “Executive Officer Compensation — Outstanding Equity Awards as of December 31, 2019” in this proxy statement.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. Such indemnification agreements require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Related Person Transaction Policy
Our Audit Committee considers and approves or disapproves any related person transaction as required by Nasdaq Stock Market regulations. The Company’s written policies and procedures on related party transactions cover any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which: (i) the Company (or any subsidiary) is a participant; (ii) any related party has or will have a direct or indirect interest; and (iii) the aggregate amount involved (including any interest payable with respect to indebtedness) will or may be expected to exceed $120,000, except that there is no $120,000 threshold for members of the Audit Committee. A related party is any: (i) person who is or was (since the beginning of the two fiscal years preceding the last fiscal year, even if they do not presently serve in that role) an executive officer, director or nominee for election as a director; (ii) greater than five percent (5%) beneficial owner of the Company’s common stock; or (iii) immediate family member of any of the foregoing. An immediate family member includes a person’s spouse, parents, stepparents, children, stepchildren, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law and any person (other than a tenant or employee) sharing the same household as such person.
In determining whether to approve or ratify a related party transaction, the Audit Committee, or disinterested directors, as applicable, will take into account, among other factors it deems appropriate: (i) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances; (ii) the nature and extent of the related party’s interest in the transaction; (iii) the material terms of the transactions; (iv) the importance of the transaction both to the Company and to the related party; (v) in the case of a transaction involving an executive officer or director, whether the transaction would interfere with the performance of such person’s duties to the Company; and (vi) in the case of a transaction involving a non-employee director or a nominee for election as a non-employee director (or their immediate family member), whether the transaction would disqualify the director or nominee from being deemed an “independent” director, as defined by Nasdaq, and whether the transaction would disqualify the individual from serving on the Audit Committee or the Compensation Committee or other committees of the Board under applicable Nasdaq and other regulatory requirements.
The Audit Committee only approves those related party transactions that are on terms comparable to, or more beneficial to us than, those that could be obtained in arm’s length dealings with an unrelated third party.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons and entities who beneficially own more than ten percent (10%) of any class of the Company’s equity securities to file with the SEC the initial reports of ownership and reports of changes in ownership of Common Stock. The Company’s officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Specific due dates for such reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure to file reports by such dates during fiscal year 2019. During the fiscal year ended December 31, 2019, we believe that all reports required to be filed by such persons pursuant to Section 16(a) were filed on a timely basis, with the exception of our officers, directors and greater than 10 percent (10%) beneficial owners listed in the table below:
Name	Number of Late Reports	Description
Lisa J. Walsh	1	Ms. Walsh’s Form 5 was not filed on a timely basis.
Jonathan Gazdak	1	Mr. Gazdak’s Form 5 was not filed on a timely basis.
Lisa Cummins	1	Ms. Cummins’ Form 3 was not filed on a timely basis.
George Oliva	1	Mr. Oliva’s Form 3 was not filed on a timely basis.

AUDIT COMMITTEE REPORT
The following Report of the Audit Committee (the “Audit Report”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Audit Report by reference therein.
Role of the Audit Committee
The Audit Committee’s primary responsibilities fall into three (3) broad categories:
First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Company’s management, including discussions with management and the Company’s independent registered public accounting firm about draft annual consolidated financial statements and key accounting and reporting matters;
Second, the Audit Committee is responsible for matters concerning the relationship between the Company and its independent registered public accounting firm, including recommending its appointment or removal; reviewing the scope of its audit services and related fees, as well as any other services being provided to the Company; and determining whether the independent registered public accounting firm is independent (based in part on the annual letter provided to the Company pursuant to Public Company Accounting Oversight Board (United States) (“PCAOB”); and
Third, the Audit Committee reviews financial reporting, policies, procedures, and internal controls of the Company.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s consolidated financial statements, the Audit Committee met with management and the Company’s independent registered public accounting firm, including meetings with the Company’s independent registered public accounting firm without management present, to review and discuss all consolidated financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee discussed the consolidated financial statements with both management and the independent registered public accounting firm. The Audit Committee’s review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant PCAOB Auditing Standard 1301, “Communication with Audit Committees.”
With respect to the Company’s independent registered public accounting firm, the Audit Committee, among other things, discussed with BPM LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by PCAOB.
Recommendations of the Audit Committee.   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.
This Audit Report has been furnished by the Audit Committee of the Board of Directors.
Lisa Cummins, Chairman
Helge Kristensen

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
(Proposal No. 2)
BPM LLP (“BPM”) has served as our independent registered public accounting firm since 2016 and has been appointed by the Audit Committee of the Board to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of BPM as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or by proxy, and voting on the matter, the Board will reconsider its selection of BPM as our independent registered public accounting firm.
BPM has no interest, financial or otherwise, in our Company. We do not currently expect a representative of BPM to physically attend the Annual Meeting, however, it is anticipated that a BPM representative will be available to participate in the Annual Meeting via telephone in the event he or she wishes to make a statement, or in order to respond to appropriate questions.
The following table presents aggregate fees for professional services rendered to us by BPM for the fiscal years ended December 31, 2019 and 2018.
	2019	2018
Audit fees(1)	$297,111	$320,552
Audit-related fees(2)	—	—
Tax fees(3)	19,000	—
All other fees	—	—
Total	$316,111	$320,552

(1)
“Audit fees” include fees for professional services rendered in connection with the audit of our annual consolidated financial statements, review of our quarterly condensed consolidated financial statements and advisory services on accounting matters that were addressed during the annual audit and quarterly review. This category also includes fees for services that were incurred in connection with statutory and regulatory filings or engagements, such as consents and review of documents filed with the SEC.

(2)
“Audit-related fees” include fees billed for professional services rendered that are reasonably related to the performance of the audit or review of our consolidated financial statements including subscription for the online library of accounting research literature and are not reported under “Audit Fees”.

(3)
“Tax fees” include fees for tax advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of such firm with respect to such services. The Chairman of the Audit Committee has been delegated the authority by such committee to pre-approve interim services by the independent registered public accounting firm other than the annual audit. The Chairman of the Audit Committee must report all such pre-approvals to the entire Audit Committee at the next committee meeting.

Vote Required and Recommendation
Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together, present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to ratify the Board’s selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
At the Annual Meeting a vote will be taken on a proposal to ratify the selection of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE RATIFICATION OF THE SELECTION OF BPM AS
THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

ADOPTION OF THE 2020 STOCK INCENTIVE PLAN
(Proposal No. 3)
Overview
The Company is seeking stockholder approval for its 2020 Stock Incentive Plan (the “2020 Plan”) including the reservation of 650,000 shares of Common Stock issuable under the 2020 Plan. The 2020 Plan was adopted by the Board on July 27, 2020, subject to stockholder approval at the Annual Meeting. To date, 614,824 restricted stock units (“RSUs”) have been granted under the 2020 Plan, subject to our stockholders’ approval.
The purpose of the 2020 Plan is to attract and retain senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”) during this period of unprecedented uncertainty and volatility in the COVID-19 environment and its impact on the value of the Company’s equity and grants. The 2020 Plan provides both for the direct award of shares, for the grant of options to purchase shares of Common Stock, as well as for the grant of RSUs. All options granted under the 2020 Plan will be considered non-qualified stock options.
The Company has a policy of awarding significant amounts of restricted stock grants to the Company’s directors, officers employees and consultants on an annual basis. If our stockholders approve the 2020 Plan, the Company intends for any RSUs granted and any stock options that may be granted in the future to Eligible Persons be granted on a similar basis, and at that such options be granted at the market price on the date of grant. Restricted stock grants have generally vested over one or more years, and if our stockholders approve the 2020 Plan, the Company intends that, for any stock options and RSUs granted, Eligible Persons may only receive shares of Common Stock so long as such grants have vested from time to time, in whole or in part, in the manner and subject to the conditions that the Board or its compensation committee in its discretion may provide in the applicable award agreement.
The Board believes that it is in the best interests of the Company and our stockholders for the Company to approve the 2020 Plan. There are relatively few shares available for grant under the existing 2018 Long-Term Stock Incentive Plan of the Company (the “LTIP”). The LTIP was approved in January 2018 and has not been amended once since its original approval. The Board believes that equity awards assist in retaining, motivating and rewarding Eligible Persons by giving them an opportunity to obtain long-term equity participation in the Company. In addition, equity awards are an important contributor to aligning the incentives of the Company’s employees and other service providers with the interests of our stockholders. Our Board also believes that equity awards are essential to attracting new employees and retaining current employees. Further, the granting of options to new and existing employees frequently permits the Company to pay lower salaries than otherwise might be the case. The Board believes that to remain competitive with other technology companies in our long-term incentive plans, the Company must continue to provide employees with the opportunity to obtain equity in the Company and that an inability to offer equity incentives to new and current employees would put the Company at a competitive disadvantage in attracting and retaining qualified personnel. Our named executive officers and directors have an interest in this Proposal No. 3 because they have received RSUs under the 2020 Plan, which grants are subject to the approval of the 2020 Plan at this Annual Meeting.
Plan Summary
Our Board adopted the 2020 Plan on June 25, 2020. At the Annual Meeting, we are asking stockholders to approve the 2020 Plan and the reservation of 650,000 shares of Common Stock issuable under the 2020 Plan. The 2020 Plan authorizes us to issue 650,000 shares of Common Stock upon the exercise of stock options, the grant of restricted stock awards and the conversion of RSUs (collectively, the “Awards”). No options or restricted stock awards have been granted under the 2020 Plan to date, however an aggregate of 614,824 RSUs have been granted to Eligible Persons under the 2020 Plan to date.
The following paragraphs provide a summary of the principal features of the 2020 Plan and its operation. The following summary is qualified in its entirety by reference to the 2020 Plan as set forth in Appendix A.

Administration
The 2020 Plan will be administered by the Compensation Committee of the Board (the “Compensation Committee”). The Compensation Committee will have full authority, subject to the terms of the 2020 Plan, to interpret the 2020 Plan and establish rules and regulations for the proper administration of the 2020 Plan. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the 2020 Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the 2020 Plan. The validity, construction and effect of the 2020 Plan and any rules and regulations relating to the 2020 Plan shall be determined in accordance with the laws of the State of Delaware.
Number of Shares of Common Stock Subject to the 2020 Plan and Award Limit
The aggregate maximum number of shares of Common Stock (including shares of Common Stock underlying options and RSUs) that may be issued under the 2020 Plan will be limited to 650,000 shares of Common Stock.
In the event that, prior to the date on which the 2020 Plan shall terminate, any Award granted under the 2020 Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of shares of Common Stock, or any Awards are forfeited back to the Company, then the shares of Common Stock subject to such Award may be made available for subsequent Awards under the terms of the 2020 Plan.
Eligibility
All senior managers, employees, directors, consultants, professionals and service providers who provide services to the Company are eligible to participate in the 2020 Plan. The selection of those eligible employees, directors and consultants who will receive the Awards is within the discretion of the Compensation Committee. As of September 10, 2020, approximately 33 employees, 3 executive officers, and 7 non-employee directors were eligible to participate in the 2020 Plan.
Term of 2020 Plan
The 2020 Plan becomes effective as of the date on which the Board adopted the 2020 Plan, which was June 25, 2020, and it shall automatically terminate on the tenth (10th) anniversary of such date. No further Awards may be granted under the 2020 Plan after such date of termination. In addition, in the event that the stockholders of the Company do approve the 2020 Plan within twelve (12) months of such effective date, the 2020 Plan shall terminate. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Exchange or any successor rule or regulation; or (b) the rules of any exchange on or through which the shares of Common Stock are then listed or traded. If the 2020 Plan is terminated, as a result of not having been approved by stockholders during such 12-month period, automatic termination on the tenth (10th) anniversary of the Board’s adoption of the 2020 Plan or pursuant to any other terms of the 2020 Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their respective terms.
Adjustments and Changes in Shares
In the event that there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares of Common Stock, or other similar corporate change affecting the shares of Common Stock, the Board shall appropriately adjust the aggregate number of shares of Common Stock (including shares of Common Stock underlying stock options and RSUs) available for Awards under the 2020 Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.
Transferability of Awards
Except as otherwise determined by the Compensation Committee, no Award may be assigned, sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the awardee, shall be exercisable only by such awardee.
Types of Awards
Under the 2020 Plan, the Compensation Committee is authorized to grant shares of restricted Common Stock, RSUs and non-qualified stock options.
Restricted Stock Awards and RSUs
Restricted stock is an award of shares of our Common Stock that vests in accordance with the terms and conditions set forth in the applicable award agreement entered into by the Company and each participant. Until the applicable restrictions (as the Compensation Committee may specify) lapse, such shares are subject to forfeiture and may not be sold or otherwise disposed of by the participant who holds them. After all conditions and restrictions applicable to such shares of restricted stock have been satisfied or lapse, such shares shall become freely transferable by such participant.
RSUs confer the right of a holder to receive shares of Common Stock at a future date and are denominated in units. No shares of stock actually are issued to the recipient of an RSU on the grant date. Instead, when an RSU award vests, it is settled by a delivery of shares of Common Stock.
Each restricted stock award or RSU is evidenced by an award agreement specifying the number of shares or RSUs, as applicable, the vesting schedule, the vesting conditions, and the other terms of the restricted stock award or RSU. Vesting of restricted stock awards and RSUs may be based on continued employment or service and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Unless set forth in the award agreement, a recipient of restricted stock will have the rights of a stockholder during the restriction period, including the right to receive any dividends, which may be subject to the same restrictions as the restricted stock. A recipient of RSUs will have none of the rights of a stockholder unless and until shares of Common Stock are actually delivered to such participant. Upon termination of employment or a period of service, upon a Change of Control, or upon failure to satisfy other vesting conditions, a participant’s unvested shares of restricted stock and unvested RSUs may be forfeited or accelerated, as applicable, as provided in such participant’s award agreement, as determined in the sole discretion of the Compensation Committee. “Change in Control” shall mean a merger or consolidation in which securities constituting more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons who do not own more than fifty percent (50%) of the combined voting power of the Company’s outstanding securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.
Stock Options
A stock option is the right to purchase a specified number of shares of Common Stock in the future at a specified exercise price and subject to the other terms and conditions specified in the option agreement and the 2020 Plan. Stock options may only be granted in the form of non-qualified stock options. The Compensation Committee sets the exercise price of each stock option, which cannot be less than 100% of the fair market value of our Common Stock at the time of grant. The exercise price of any stock options may be paid in cash, check, shares of Common Stock already owned by the option holder, delivery of an irrevocable and unconditional undertaking by a creditworthy broker or the participant to deliver promptly to the Company sufficient funds to pay the exercise price of such stock option and any required tax withholding, delivery of a notice of “net-exercise”, as described in the 2020 Plan, any other method the Compensation Committee approves that complies with applicable law, or any combination of these methods. Stock options are evidenced by an option agreement specifying the exercise price, the vesting schedule, the number of shares of Common Stock granted, and the other terms of the stock option. Stock options expire at the time set forth in a participant’s stock option agreement.
New Plan Benefits
The following table shows the number of Awards made under the 2020 Plan, including Awards that were made as of July 27, 2020, to each named executive officer, all current executive officers as a group, all current non-employee directors as a group and all employees, including all officers who are not executive officers, as a group:

Name and Position	Dollar Value(1) ($)	Number of Securities Underlying Stock RSUs Granted(2)
Brett Moyer, Chief Executive Officer and Chairman	$327,700.00	145,000
George Oliva, Chief Financial Officer	$139,722.24	61,824
Gary Williams, Chief Accounting Officer and Vice President of Finance	$70,060.00	31,000
Jonathan Gazdak, Director	$22,600.00	10,000
Dr. Jeffrey M. Gilbert, Director	$22,600.00	10,000
Michael Howse, Director	$31,640.00	14,000
Helge Kristensen, Director	$22,600.00	10,000
Lisa Cummins, Director	$22,600.00	10,000
Robert Tobias, Director	$22,600.00	10,000
Sriram Peruvemba, Director	$16,385.00	7,250
Other Persons Who Received or Are to Receive 5% of such RSUs
Edward Green	$70,060.00	31,000
Kenneth Parker	$70,060.00	31,000
James Cheng	$70,060.00	31,000
Brian Greeney	$70,060.00	31,000
Anthony Ostrom	$70,060.00	31,000
All Current Executive Officers as a Group	$537,482,20	237,824
All Current Non-Employee Directors as a Group	$129,385.00	71,250
All Employees, Other than Current Executive Officers, as a Group	$690,995.00	305,750

(1)
The market value of the securities underlying such RSUs is based on the closing price of the Common Stock of $2.26 per share on July 24, 2020.

(2)
See the description of such RSUs above under “Restricted Stock Awards and RSUs.” The RSUs were granted as compensation for such person’s service as an executive officer, director or other employee of the Company, as applicable, pursuant to the 2020 Plan and are scheduled to vest on the first, second, and third anniversaries of August 15, 2020, so long as such executive officers, directors and other employees remain in service of the Company on each such anniversary. Each RSU represents the right to receive one share of Common Stock under the 2020 Plan.

Federal Tax Aspects
The following summary is a brief discussion of certain federal income tax consequences to U.S. taxpayers and to the Company of stock options, RSUs and restricted stock awards granted under the 2020 Plan. This summary is not intended to be a complete discussion of all the federal income tax consequences of the 2020 Plan or of all the requirements that must be met in order to qualify for the tax treatment described below. The following summary is based upon the provisions of U.S. federal tax law in effect on the date hereof, which is subject to change (perhaps with retroactive effect) and does not constitute tax advice. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed in this summary may be applicable, depending upon the personal circumstances of individual recipients and each recipient should consider its, his or her personal situation and consult with its, his or her own tax advisor with respect to the specific tax consequences applicable to it, him or her. The following assumes stock options have been granted at an exercise price per share at least equal to 100% of the fair market value of the Common Stock on the date of grant.
Tax consequences of non-qualified stock options.   In general, an employee, director or consultant will not recognize income at the time of the grant of nonqualified options under the 2020 Plan. When an optionee exercises a non-qualified stock option, he or she generally will recognize ordinary income equal to the excess, if any, of the fair market value (determined on the day of exercise) of the shares of the Common Stock received over the option exercise price. The tax basis of such shares to the optionee will be equal to the exercise price paid plus the amount of ordinary income includible in his or her gross income at the time of the exercise. Upon a subsequent sale or exchange of shares of Common Stock acquired pursuant to the exercise of a non-qualified stock option, the optionee will have taxable capital gain or loss, measured by the difference between the amount realized on the sale or exchange and the tax basis of the shares of Common Stock. The capital gain or loss will be short-term or long-term depending on holding period of the shares of Common Stock sold.
Tax consequences of restricted stock awards.   In general, the recipient of a stock award that is not subject to restrictions will recognize ordinary income at the time the shares of Common Stock are received equal to the excess, if any, of the fair market value of the shares of Common Stock received over the amount, if any, the recipient paid in exchange for the shares of Common Stock. If, however, the shares of Common Stock are subject to vesting or other restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture) when the shares of Common Stock are granted (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the shares of Common Stock becomes vested or the restrictions otherwise lapse, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of vesting (or the date of the lapse of a restriction) less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If the shares of Common Stock are forfeited under the terms of the restricted stock award, the recipient will not recognize income and will not be allowed an income tax deduction with respect to the forfeiture.
A recipient may file an election under Section 83(b) of the Internal Revenue Code with the Internal Revenue Service within thirty (30) days of his or her receipt of a restricted stock award to recognize ordinary income, as of the award date, equal to the excess, if any, of the fair market value of the shares of Common Stock on the award date less the amount, if any, the recipient paid in exchange for the shares of Common Stock. If a recipient makes a Section 83(b) election, then the recipient will not otherwise be taxed in the year the vesting or restriction lapses, and, if the stock award is forfeited, he or she will not be allowed an income tax deduction. If the recipient does not make a Section 83(b) election, dividends paid to the recipient on the shares of Common Stock prior to the date the vesting or restrictions lapse will be treated as compensation income.
The recipient’s tax basis for the determination of gain or loss upon the subsequent disposition of shares of Common Stock acquired as stock awards will be the amount paid for such shares plus the amount includible in his or her gross income as compensation in respect of such shares.
Withholding and other consequences.   Any compensation includible in the gross income of a recipient will be subject to appropriate federal and state income tax withholding.
Tax effect for the Company.   We are generally entitled to an income tax deduction in connection with a stock option or restricted stock award granted under the 2020 Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, the exercise of a non-qualified stock option). Special rules may limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers under Section 162(m) of the Internal Revenue Code to the extent that annual compensation paid to any of the foregoing individuals exceeds $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF STOCK OPTIONS, RSUs AND RESTRICTED STOCK AWARDS UNDER THE 2020 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A RECIPIENT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY STATE OR FOREIGN COUNTRY IN WHICH THE RECIPIENT MAY RESIDE. THE FOREGOING SUMMARY IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, TO AVOID PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER.

Vote Required and Recommendation
Our Bylaws provide that all matters (other than the election of directors and except to the extent otherwise required by applicable Delaware law) shall be determined by a majority of the votes cast affirmatively or negatively. Accordingly, the affirmative vote of a majority of the shares of the shares of Common Stock and shares of Common Stock into which the Series A Preferred Stock are convertible, on an as converted basis, voting together present at the Annual Meeting, in person or by proxy, and voting on the matter, will be required to adopt our 2020 Stock Incentive Plan.
EQUITY COMPENSATION PLAN INFORMATION
The table below presents information as of December 31, 2019 for the LTIP which was approved by the Board on January 30, 2018 and approved by our stockholders on January 31, 2018. Other than the 2020 Plan, we do not have any equity compensation plans that have not been approved by our stockholders. For a description of the awards issued under the LTIP, see “Executive Officer Compensation — Equity Incentive Plans” in this proxy statement.
Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under the Plan (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	$—	126,390
Equity compensation plans not approved by security holders	—	$—	—
Total	—	$—	126,390
At the Annual Meeting a vote will be taken on a proposal to adopt the 2020 Stock Incentive Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ADOPTION OF THE 2020 STOCK INCENTIVE PLAN.

FUTURE STOCKHOLDER PROPOSALS
The Board has not yet determined the date on which the next Annual Meeting of Stockholders will be held. Stockholders may submit proposals on matters appropriate for stockholder action at annual meetings in accordance with the rules and regulations adopted by the SEC. Any proposal which an eligible stockholder desires to have included in our proxy statement and presented at the next Annual Meeting of Stockholders will be included in our proxy statement and related proxy card if it is received by us a reasonable time before we begin to print and send our proxy materials and if it complies with SEC rules regarding inclusion of proposals in proxy statements. In order to avoid controversy as to the date on which we receive a proposal, it is suggested that any stockholder who wishes to submit a proposal submit such proposal by certified mail, return receipt requested.
Other deadlines apply to the submission of stockholder proposals for the next Annual Meeting of Stockholders that are not required to be included in our proxy statement under SEC rules. With respect to these stockholder proposals for the next Annual Meeting of Stockholders, a stockholder’s notice must be received by us a reasonable time before we begin to print and send our proxy materials. The form of proxy distributed by the Board for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how we intend to exercise our discretion to vote on each such matter if it is presented at that meeting.
EXPENSES AND SOLICITATION
We will bear the costs of printing and mailing proxies. In addition to soliciting stockholders by mail or through our regular employees, we may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have shares of our Common Stock registered in the name of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by our officers and employees may also be made of some stockholders following the original solicitation.
OTHER BUSINESS
The Board knows of no other items that are likely to be brought before the Annual Meeting except those that are set forth in the foregoing Notice of Annual Meeting of Stockholders. If any other matters properly come before the Annual Meeting, the persons designated on the enclosed proxy will vote in accordance with their judgment on such matters.
ADDITIONAL INFORMATION
We are subject to the information and reporting requirements of the Exchange Act, and in accordance therewith, we file periodic reports, documents and other information with the SEC relating to our business, financial statements and other matters. Such reports and other information may be accessed at www.sec.gov. You are encouraged to review our Annual Report on Form 10-K, together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Sullivan & Worcester LLP, Attn: David E. Danovitch, Esq. at (212) 660-3060.
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It is important that the proxies be returned promptly and that your shares of Common Stock and/or Series A Preferred Stock be represented. Stockholders are urged to mark, date, execute, and promptly return the accompanying proxy card or vote via Internet or by telephone using the instructions provided in the enclosed proxy card.
September 11, 2020	By Order of the Board of Directors,
/s/ Brett Moyer Brett Moyer Chairman and Chief Executive Officer

APPENDIX A
Summit Wireless Technologies, Inc.
2020 STOCK INCENTIVE PLAN
1.
PURPOSE

The purpose of the Summit Wireless Technologies, Inc. 2020 Stock Incentive Plan (the “Plan”) is to promote the interests of Summit Wireless Technologies, Inc. (the “Company”) and its stockholders by allowing the Company to attract and retain senior managers, employees, directors, consultants, professionals and service providers during this period of unprecedented uncertainty and volatility in the COVID-19 environment who provide services to the Company, provided that such services are bona fide services that are not of a capital-raising nature (“Eligible Persons”). The Plan is expected to contribute to the attainment of these objectives by enabling the Company to pay Eligible Persons utilizing shares of common stock, par value $0.0001 per share, of the Company (“Shares”) in addition to cash and to grant to such Eligible Persons Shares which are restricted as provided in Section 6 of this Plan (“Restricted Stock”). In addition, the Plan is expected to contribute to the attainment of these objectives by providing for the grants to Eligible Persons of (i) the right to receive Shares at a specific future time (“Restricted Stock Units”) and (ii) stock options (“Options”), which Options may be exercised for Shares.
2.
ADMINISTRATION

The Plan shall be administered by the Compensation Committee of the Board of Directors (the Committee”), unless the Company does not have a Compensation Committee, in which case the Plan shall be administered by the Board of Directors of the Company (the “Board”). Subject to the provisions of the Plan, the Committee shall be authorized to interpret the Plan; to establish, amend and rescind any rules and regulations relating to the Plan; and to make all determinations necessary or advisable for the administration of the Plan. The determinations of the Committee in the administration of the Plan, as described herein, shall be final and conclusive. Each of the Chief Executive Officer, the Chief Financial Officer and the Secretary of the Company shall be authorized to implement the Plan in accordance with its terms and to take such actions of a ministerial nature as shall be necessary to effectuate the intent and purposes of the Plan. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware.
3.
ELIGIBILITY

The class of individuals eligible to receive Restricted Stock, Restricted Stock Units or Options (the “Awards”) under the Plan shall be persons who are Eligible Persons (as defined above). Any holder of an Award granted under the Plan shall hereinafter be referred to as a “Participant,” an “Awardee,” or collectively as “Participants” or “Awardees.”
4.
SHARES SUBJECT TO THE PLAN

(a)
Subject to adjustment as provided in Section 7 hereof, the maximum number of Shares (including Shares underlying Options) that may be delivered to Participants under the Plan shall be limited to 650,000 shares of the Company’s common stock. The Shares to be delivered under the Plan may consist of either Shares authorized and reserved for the Plan or Shares subsequently acquired by the Company as treasury Shares, including Shares purchased in the open market or in private transactions.

(b)
In the event that, prior to the date the Plan shall terminate in accordance with Section 8 hereof, any Award granted under the Plan expires unexercised or unvested or is terminated, surrendered or cancelled without the delivery of Shares, or any Restricted Shares are forfeited back to the Company, then the Shares subject to such Award may be made available for subsequent Awards under the terms of the Plan.

5.
GRANT, TERMS AND CONDITIONS OF OPTIONS

(a)   In General.   The Committee may grant Awards in the form of Options. Every Option shall be evidenced by an Option agreement in such form as the Committee shall approve from time to time, specifying the number of Shares that may be purchased pursuant to the Option, the time or times at which the Option shall become exercisable in whole or in part and such other terms and conditions as the Committee shall approve, and containing or incorporating by reference the terms and conditions set forth in this Section 5. No Incentive Stock Options (as that term is defined in Section 422 of the Code) shall be awarded under the Plan. All Options awarded under the Plan will be considered non-qualified stock options.
(b)    Duration.   The duration of each Option shall be as specified by the Committee.
(c)    Exercise Price.   The exercise price of each Option shall be any lawful consideration, as specified by the Committee in its discretion; provided, however, that the exercise price shall be at least 100 percent of the Fair Market Value of the Shares on the date on which the Committee awards the Option, which shall be considered the date of grant of the Option for purposes of fixing the price.
For purposes of the Plan and except as may be otherwise explicitly provided in the Plan or in any Award agreement, the Fair Market Value of a Share at any particular date shall be determined according to the following rules:
(i)   If the Shares are not at the time listed or admitted to trading on any national securities exchange or the Nasdaq Stock Market (“Nasdaq”) or any of the OTC Markets (“OTC Markets”), then Fair Market Value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Shares in the most recent trade of a substantial number of shares known to the Board to have occurred at arm’s length between willing and knowledgeable investors, (2) an appraisal by an independent party or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect;
(ii)   If the Shares are at the time listed or admitted to trading on any national securities exchange or NASDAQ, then Fair Market Value shall mean the Closing Price for the Shares on such date. The “Closing Price” on any date shall mean the last sale price for the Shares, regular way, or, in case no such sale takes place on that day, the average of the closing bid and asked prices, regular way, for the Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the national securities exchange or Nasdaq; or
(iii)   If the Shares are at the time traded in the OTC Markets, the average of the closing bid and asked prices, regular way, for the Shares, in either case as reported in the OTC Markets with respect to securities listed or admitted to trading in the OTC Markets.
(d)   Method of Exercise.   Options may be exercised by delivery to the Company of a notice of exercise in a form, which may be electronic, approved by the Committee, together with payment in full in the manner specified in Section 5(e) of the exercise price for the number of shares for which the Option is exercised. Shares subject to the Option will be delivered by the Company as soon as practicable following exercise and payment of the exercise price. If the Participant fails to pay for or to accept delivery of all or any part of the number of shares specified in the notice upon tender of delivery thereof, the right to exercise the Option with respect to those shares shall be terminated, unless the Committee otherwise agrees.
(e)   Payment Upon Exercise.   Shares purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:
In cash or by check, payable to the order of the Company;
By payment in cash or by check, payable to the order of the Company, of the par value of the Shares to be acquired and by payment of the balance of the exercise price in whole or in part by delivery of the Participant’s recourse promissory note, in a form specified by the Committee and to the extent consistent with applicable law, secured by the Shares acquired upon exercise of the Option and such other security as the Committee may require;
Except as may otherwise be provided in the applicable Option agreement or approved by the Committee, in its sole discretion, by (1) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (2) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;
By delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (1) the method of payment is then permitted under applicable law, (2) the Shares, if acquired directly from the Company, was owned by the Participant for a minimum period of time, if any, as may be established by the Committee in its sole discretion, and (3) the Shares are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements;
By delivery of a notice of “net exercise” to the Company, as a result of which the Participant would receive (1) the number of shares underlying the portion of the Option being exercised less (2) such number of shares as is equal to (A) the aggregate exercise price for the portion of the Option being exercised divided by (B) the value of the Shares on the date of exercise and, at the election of the Participant, less (3) such number of shares as is equal in value to the withholding obligation (if any) provided in Section 10(e);
To the extent permitted by applicable law and provided for in the applicable Option agreement or approved by the Committee in its sole discretion, by payment of such other lawful consideration as the Committee may determine; or
By any combination of the above permitted forms of payment.
(f)   Vesting.   An Option may be exercised so long as it is vested and outstanding from time to time, in whole or in part, in the manner and subject to the conditions that the Committee in its discretion may provide in the Option agreement.
(g)   Effect of Cessation of Employment or Service Relationship.   The Committee shall determine in its discretion and specify in each Option agreement the effect, if any, of the termination of the Participant’s employment or other service relationship upon the exercisability of the Option.
(h)   Transferability of Options.   An Option shall not be assignable or transferable by the Participant except by will or by the laws of descent and distribution. During the life of the Participant, an Option shall be exercisable only by him, by a conservator or guardian duly appointed for him by reason of his incapacity or by the person appointed by the Participant in a durable power of attorney acceptable to the Company’s counsel. Notwithstanding the preceding sentences of this Section 5(h), the Committee may in its discretion permit the Participant to transfer an Option to a member of the Immediate Family (as defined below) of the Participant, to a trust solely for the benefit of the Participant and the Participant’s Immediate Family or to a partnership or limited liability company whose only partners or members are the Participant and members of the Participant’s Immediate Family. “Immediate Family” shall mean, with respect to any Participant, the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships.
(i)   No Rights as Stockholder.   A Participant shall have no rights as a stockholder with respect to any Shares covered by an Option until becoming the record holder of the Shares. No adjustment shall be made for dividends or other rights for which the record date is earlier than the date the certificate is issued, other than as required or permitted pursuant to Section 7.
6. TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS
(a)   Restricted Stock and Restricted Stock Units.   The Committee may grant Awards in the form of shares of Restricted Stock and/or Restricted Stock Units (collectively, referred to as “Stock Awards”). Restrictions on Restricted Stock may include the right of the Company to repurchase all or part of the shares at their issue price or other stated or formula price (or to require forfeiture of the Shares if issued at no cost) from the Participant in the event that conditions specified by the Committee in the applicable Award agreement are not satisfied prior to the end of the applicable restriction period or periods established by the Committee for the Stock Award.

(b)   Form of Payment.   Restricted Stock Units shall be paid in Shares.
(c)   Procedures Relating to Stock Awards.   A Restricted Stock agreement or Restricted Stock Unit agreement shall evidence the applicable Award and shall contain such terms and conditions as the Committee shall provide.
A holder of a Stock Award without restrictions or Restricted Stock shall, subject to the terms of any applicable agreement, have all of the rights of a stockholder of the Company, including the right to vote the Shares and (except as provided below) the right to receive any dividends. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that the Shares represented may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of except in accordance with the terms of the applicable agreement. (If shares of Restricted Stock are held in book entry form, statements evidencing those shares shall include a similar legend.) The Participant shall be required to deposit any stock certificates with an escrow agent designated by the Committee, together with a stock power or other instrument of transfer appropriately endorsed in blank. With respect to such Shares, the Committee shall provide that dividends will not be paid with respect to unvested Restricted Stock until the time (if at all) the Restricted Stock vests, and the Company will retain such dividends and pay them to the Participant upon vesting.
Except as otherwise provided in this Section 6, Restricted Stock shall become freely transferable by the Participant after all conditions and restrictions applicable to the Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations).
(d)   Additional Matters Relating to Restricted Stock Units.
(i)   Each grant of Restricted Stock Units shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the period established by the Committee and set forth in the Restricted Stock Unit agreement (the “Deferral Period”) of such conditions as the Committee may specify.
(ii)   Each grant of Restricted Stock Units may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.
(iii)   Each grant shall provide that the Restricted Stock Units covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such Deferral Period in the event of a Change in Control of the Company or other similar transaction or event. For the purposes of this Plan, “Change in Control” shall mean a merger or consolidation in which securities constituting more than 50% of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons that do not own more than 50% of the combined voting power of the Company’s securities immediately prior to such transaction, or the sale, transfer or other disposition of all or substantially all of the Company’s assets to a non-affiliate of the Company.
(iv)   During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Shares issuable pursuant to the Restricted Stock Units and shall not have any right to vote such Shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such Shares in cash or additional Shares on a current, deferred or contingent basis.
(v)   Each grant of Restricted Stock Units shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan.
(vi)   Each agreement underlying a Stock Award shall set forth the extent to which the Participant shall have the right to retain the Award following termination of the Participant’s employment or other service relationship with the Company and the rights, if any, of the Participant upon a Change in Control, which may include, among other things, the acceleration of vesting of a Stock Award. Whether any such right shall apply to a particular Award shall be determined in the sole discretion of the Committee.

7.
ADJUSTMENT AND CHANGES IN SHARES

If, after the Effective Date (as defined below), there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or other similar corporate change affecting the Shares, the Board shall appropriately adjust the aggregate number of Shares (including Shares underlying Options) available for Awards under the Plan or subject to outstanding Awards, and any other factors, limits or terms affecting any outstanding or subsequently issuable Awards as may be appropriate.
8.
EFFECTIVE DATE, DURATION OF PLAN AMENDMENT AND TERMINATION

The Plan shall become effective on the date of the adoption of the Plan by the Board (the “Effective Date”). The Plan shall automatically terminate on the tenth (10th) anniversary of the Plan’s Effective Date. The Board may terminate, suspend or amend the Plan at any time without stockholder approval except to the extent that stockholder approval is required to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; or (b) the rules of any exchange on or through which the Shares are then listed or traded. For the avoidance of doubt, this Plan shall be effective upon adoption by the Board, and shall be submitted to the stockholders of the Company for approval within twelve (12) months after adopted by Board. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan shall terminate. If the Plan is terminated, as a result of not having been approved by stockholders during such 12-month period, automatic termination on the tenth (10) anniversary as provided in this Section 8 or pursuant to any other terms of the Plan, notwithstanding such termination, all Awards granted prior to such termination shall continue until they are terminated by their terms.
9.
APPLICABLE LAW AND REGISTRATION

The grant of Awards and the issuance of Shares (including Restricted Stock, Shares underlying Options, upon their exercise, and Shares issued in connection with Restricted Stock Units) shall be subject to all applicable laws, rules and regulations and to such approvals of any governmental agencies or securities exchanges as may be required. Notwithstanding the foregoing, no Shares, Restricted Stock, Restricted Stock Units or Options shall be issued under the Plan unless the Company is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Shares issued under the Plan may be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any exchange on or through which the Shares are then listed or traded, or any applicable federal or state securities law. The Board may cause a legend or legends to be placed on any stock certificates issued under the Plan to make appropriate reference to restrictions within the scope of this Section 9 or other provisions of the Plan. To the extent not preempted by Federal law, the Plan and all agreements hereunder shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.
10. MISCELLANEOUS
(a)   Transferability of Awards.   Except as otherwise provided herein, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution and, during the life of the Participant, shall be exercisable only by the Participant.
(b)   Documentation.   Each Award shall be evidenced in such form (written, electronic or otherwise) as the Committee shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   No Guarantee of Employment or Continuation of Service Relationship.   Neither the Plan nor any Award agreement shall give an employee or other service provider the right to continue in the employment of or to continue to provide services to the Company or a subsidiary, or give the Company or a subsidiary the right to require continued employment or services.

(d)   Rounding Conventions.   The Committee may, in its sole discretion and taking into account any requirements of the Code, including without limitations Sections 422 through 424 and 409A of the Code, determine the effect of vesting, stock dividend, and any other adjustments on shares and any cash amount payable hereunder, and may provide that no fractional shares will be issued (rounding up or down as determined by the Committee) and that cash amounts be rounded down to the nearest whole cent.
(e)   Tax Withholding.   To the extent required by law, the Company (or a subsidiary) shall withhold or cause to be withheld income and other taxes with respect to any income recognized by a Participant by reason of the exercise, vesting or settlement of an Award, and as a condition to the receipt of any Award the Participant shall agree that if the amount payable to him or her by the Company and any subsidiary in the ordinary course is insufficient to pay such taxes, then he or she shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.
Without limiting the foregoing, the Committee may in its discretion permit any Participant’s withholding obligation to be paid in whole or in part in the form of Shares by withholding from the Shares to be issued or by accepting delivery from the Participant of Shares already owned by him or her. If payment of withholding taxes is made in whole or in part in Shares, the Participant shall deliver to the Company certificates registered in his or her name representing Shares legally and beneficially owned by him or her, fully vested and free of all liens, claims, and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.
If the Participant is subject to Section 16(a) of the Exchange Act, his or her ability to pay any withholding obligation in the form of Shares shall be subject to any additional restrictions as may be necessary to avoid any transaction that might give rise to liability under Section 16(b) of the Exchange Act.
(f)   Use of Proceeds.   The proceeds from the sale of Shares pursuant to Awards shall constitute general funds of the Company.
(g)   Awards to Non-United States Persons.   Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws. The Board shall have the right to amend the Plan, consistent with its authority to amend the Plan as set forth in Section 8, to obtain favorable tax treatment for Participants, and any such amendments shall be evidenced by an Appendix to the Plan. The Board may delegate this authority to the Committee.
(h)   Governing Law.   Compliance with Section 409A.   It is the intention of the Company that no payment or entitlement pursuant to this Plan will give rise to any adverse tax consequences to any person pursuant to Section 409A of the Code. The Committee shall interpret and apply the Plan to that end, and shall not give effect to any provision therein in a manner that reasonably could be expected to give rise to adverse tax consequences under Section 409A.

* SPECIMEN *1 MAIN STREETANYWHERE PA 99999-9999VOTE ON INTERNETGo to www.Lhproxy.laurelhill.com and log-on using the below control number. CONTROL # VOTE BY MAILMark, sign and date your proxy card and return it in the envelope we have provided.VOTE BY TELEPHONEPlease call 844-254-8899 and follow the recorded instructions. Available 24 hours a day/7 days a week. VOTE IN PERSON If you would like to vote in person, please attend the Annual Meeting to be held on October 20, 2020 at 1:00 p.m., Pacific Time. Please Vote, Sign, Date and Return Promptly in the Enclosed Envelope. If you vote by telephone or the Internet, please do NOT mail a proxy card 2020 Annual Meeting of Stockholders Proxy Card – Summit Wireless Technologies, Inc. ▼ DETACH PROXY CARD HERE TO VOTE BY MAIL ▼ (1)Election of Directors: •FOR ALL NOMINEES LISTED BELOW•WITHHOLD AUTHORITY TO VOTE FOR (except as marked to the contrary below) ALL NOMINEES LISTED BELOW INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE INDIVIDUAL NOMINEES STRIKE A LINE THROUGH THE NOMINEES’ NAMES BELOW: 01 Brett Moyer02 Jonathan Gazdak03 Dr. Jeffrey M. Gilbert 04 Helge Kristensen05 Michael Howse06 Lisa Cummins 07 Robert Tobias08 Sriram Peruvemba (2)To approve a proposal to ratify the Board’s selection of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. •VOTE FOR•VOTE AGAINST•ABSTAIN (3)To approve a proposal to adopt the 2020 Stock Incentive Plan. •VOTE FOR•VOTE AGAINST•ABSTAINDate Signature Signature, if held jointly To change the address on your account, please check the box at right and indicate your new address in the space above. • Please sign exactly as your name or names appear(s) on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLYRETURN THE ENCLOSED PROXY OR VOTE VIA THE INTERNET OR TELEPHONE. SUMMIT WIRELESS TECHNOLOGIES, INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 20, 2020 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Revoking all prior proxies, the undersigned, a stockholder of Summit Wireless Technologies, Inc. (the “Company”), hereby appoints Brett Moyer as attorney-in-fact and agents of the undersigned, with full power of substitution, to vote all of the shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and/or Series A 8% Senior Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), owned by the undersigned at the Annual Meeting of Stockholders of the Company to be held on October 20, 2020, at the Company’s offices at 8875 NE Von Neumann Dr., Suite 100, Hillsboro, Oregon 97006 at 1:00 p.m., Pacific Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying, and confirming all that said attorney and agent or his substitute may lawfully do in place of the undersigned as indicated on the reverse. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS; FOR THE RATIFICATION OF BPM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020; AND FOR THE ADOPTION OF THE 2020 STOCK INCENTIVE PLAN. PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 20, 2020 AT 1:00 P.M., PACIFIC TIME, AT THE COMPANY’S OFFICES AT 8875 NE VON NEUMANN DR., SUITE 100, HILLSBORO, OREGON 97006 • To change the address on your account, please check the box at right and indicate your new address in the space above. • (Continued and to be signed on Reverse Side)